                                                  File Nos. 333-03963, 811-07627


      As filed with the Securities and Exchange Commission on  May 1, 1997


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-4
      Registration Statement Under the Securities Act of 1933         [x]
      Post-Effective Amendment No.  1                                 [x]

                                      AND

   Registration Statement Under the Investment Company Act of 1940        [x]
   Amendment No. 1                                                        [x]

                       (Check appropriate box or boxes.)

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
                           (EXACT NAME OF REGISTRANT)

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                           51 Louisiana Avenue, N.W.
                            Washington, D.C.  20001
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICE)

                 DEPOSITOR'S TELEPHONE NUMBER:  (800) 369-9407

                          Ellen Jane Abromson, Esquire
                     Acacia National Life Insurance Company
                           51 Louisiana Avenue, N.W.
                            Washington, D.C.  20001
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   Copy to:
                              Ann B. Furman, Esq.
                      Jorden Burt Berenson & Johnson, LLP
               1025 Thomas Jefferson Street, N.W., Suite 400 East
                             Washington, D.C. 20007





It is proposed that this filing will come effective:

       [ ]     immediately upon filing pursuant to paragraph (b)
       [x]    on May 1, 1997 pursuant to paragraph (b)
       [ ]    60 days after filing pursuant to paragraph (a)(1)
       [ ]    on (date) pursuant to paragraph (a)(1)



If appropriate, check the following box:

       [ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Registrant has heretofore registered an indefinite amount of flexible premium deferred variable annuity policies under the Securities Act of 1993 pursuant to Rule 24f-2 under the Investment Company Act of 1940, and on February 28, 1997, filed its Rule 24f-2 Notice for its most recent fiscal year.


                ------------------------------------------------

                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

              SHOWING LOCATION OF INFORMATION REQUIRED BY FORM N-4
                IN PART A (PROSPECTUS) AND PART B (STATEMENT OF
             ADDITIONAL INFORMATION) OF THE REGISTRATION STATEMENT

                                                                          CAPTION(S) IN THE STATEMENT
                                                                          ---------------------------
      ITEM OF FORM N-4                 CAPTION(S) IN THE PROSPECTUS       OF ADDITIONAL INFORMATION
      ----------------                 ----------------------------       -------------------------


                 PART A:  INFORMATION REQUIRED IN A PROSPECTUS

 1.  Cover Page                        Cover page
 2.  Definitions                       Glossary of Defined Terms
 3.  Synopsis                          Summary
 4.  Condensed Financial               N/A
     Information
 5.  General Description of            ANLIC and the Variable Account;
     Registrant, Depositor and         The Portfolios; Voting Rights;
     Portfolio Companies               Administration
 6.  Deductions                        Summary; Charges and              Surrender Charge Calculation
                                       Deductions;
                                       The Portfolios
 7.  General Description of            Summary; The Policy; Annuity      General Provisions; Fixed
     Variable Annuity Contracts        Payments; Voting Rights;          Account
                                       Additional Information
 8.  Annuity Period                    Annuity Payments
 9.  Death Benefit                     The Policy -- Death Benefit
10.  Purchases and Contract Value      ANLIC and the Variable Account;
                                       The Policy
11.  Redemptions                       The Policy -- Surrender and
                                       Partial Withdrawals; The Policy
                                       -- Free Look Period
12.  Taxes                             Federal Tax Matters               Federal Tax Matters
13.  Legal Proceedings                 Legal Proceedings
14.  Table of Contents of the          Statement of Additional           Table of Contents
     Statement of Additional           Information
     Information


                                                                                 CAPTION(S) IN THE STATEMENT
                                                                                 ---------------------------
     ITEM OF FORM N-4                      CAPTION(S) IN THE PROSPECTUS          OF ADDITIONAL INFORMATION
     ----------------                      ----------------------------          -------------------------
     PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
 15.  Cover Page                                                                  Cover Page
 16.  Table of Contents                                                           Table of Contents
 17.  General Information and                                                     N/A
      History
 18.  Services                              Administration                        Experts; Distribution of the
                                                                                  Policies; Records and Reports
 19.  Purchase of Securities Being          Summary; The Policy                   General Provisions; Distribution
      Offered                                                                     of the Policies
 20.  Underwriters                          ANLIC and the Variable Account        Distribution of the Policies
 21.  Calculation of Performance Data       Performance Data                      Performance Data Calculations;
                                                                                  Performance Figures
 22.  Annuity Payments                      Annuity Payments                      General Provisions
 23.  Financial Statements                                                        Financial Statements

                                   PROSPECTUS

                  THE DATE OF THIS PROSPECTUS IS:  MAY 1, 1997

          INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY
                                   ISSUED BY
                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                51 LOUISIANA AVENUE, N.W., WASHINGTON, DC 20001
                           TELEPHONE: (202) 628-4506

       The flexible premium deferred variable annuity policy (the "Policy") offered by Acacia National Life Insurance Company ("ANLIC") and described in this Prospectus is designed to provide you, as an Owner, with maximum flexibility in attaining your financial goals, together with the opportunity to allocate net premium payments ("Premium Payments") among investment alternatives with different investment objectives. The Policy can be purchased with a minimum Premium Payment of $300 the first year. Additional Premium Payments must be at least $30. We will not issue a Policy if you are over age 85, or accept additional Premium Payments after age 75.


       Net Premium Payments are allocated to one of nineteen sub-accounts (each, a "Sub-account") of Acacia National Variable Annuity Separate Account II (the "Variable Account") or ANLIC's general account (the "Fixed Account"), or to any combination of them. You can freely transfer values among the Sub-accounts, and transfer values between a Sub-account and the Fixed Account subject to certain restrictions. (See "The Policy-Transfers.")


       Each Sub-account will invest solely in a series (each, a "Portfolio") of various mutual funds ("Funds"). The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Portfolios currently available under the Policy are:


       PORTFOLIO NAME                                                                         CATEGORY
Alger American Growth Portfolio                                                            Large Cap Growth
Alger American MidCap Growth Portfolio                                                     MidCap Growth
Alger American  Small Capitalization Portfolio                                             Small Cap Growth
Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio             Cash-Money Market
Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio         Strategic Growth
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio     Managed Growth
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio            Global Equity
Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio                 Balanced Growth
Dreyfus Stock Index Fund                                                                   S & P 500 Index
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio               Limited Bond
Neuberger & Berman Advisers Management Trust Growth Portfolio                              Long Term Value
Oppenheimer Capital Appreciation Fund                                                      Long Term Growth
Oppenheimer Growth Fund                                                                    Strategic Growth
Oppenheimer Growth & Income Fund                                                           Established Growth &
                                                                                           Income
Oppenheimer High Income Fund                                                               High Income
Oppenheimer Strategic Bond Fund                                                            Strategic Bond
Strong International Stock Fund II                                                         International Growth
Strong Discovery Fund II                                                                   Aggressive Growth
Van Eck Worldwide Hard Assets Fund                                                         Aggressive Global


       The value of your investment will reflect the investment experience of the Portfolios you select, as well as the frequency and amount of Premium Payments you make, any partial surrenders, and the charges assessed in connection with the Policy. YOU BEAR THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT; NO MINIMUM POLICY ACCOUNT VALUE IS GUARANTEED. Your Policy Account Value will also reflect the deduction of certain fees and charges. If you make a partial or full surrender within five years of making a Premium

Payment, a surrender charge may be imposed on that Premium Payment. (See "Charges and Deductions" for a description of these and other charges imposed under the Policy.)

       This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing ANLIC at its Service Office, P.O. Box 79574, Baltimore, Maryland 21279-0574, or by calling 1-800-369-9407. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE PORTFOLIOS.

This Prospectus and the Statement of Additional Information generally describe only the Policies and the Variable Account, except when the Fixed Account is specifically mentioned.


PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                              TABLE OF CONTENTS



                                                                                                     PAGE
                                                                                                     ----
GLOSSARY OF DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           v
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     The Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     The Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     The Fixed Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
     Policy Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Free Look Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
     Charges Associated with the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . .           3
     Partial Withdrawals and Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . . .           3
     Federal Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
     Summary of Fees and Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
ANLIC AND THE VARIABLE ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7
     Acacia National Life Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . .           7
     The Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7
THE PORTFOLIOS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8
     The Alger American Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8
     Acacia Capital Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9
     Dreyfus Stock Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
     Neuberger & Berman Advisers Management Trust . . . . . . . . . . . . . . . . . . . . . .          10
     Oppenheimer Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11
     Strong Variable Insurance Funds, Inc . . . . . . . . . . . . . . . . . . . . . . . . . .          12
     Van Eck Worldwide Hard Assets Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .          13
     Risks Attendant to Investments in Junk Bonds . . . . . . . . . . . . . . . . . . . . . .          13
     Risks Attendant to Investments in Foreign Securities . . . . . . . . . . . . . . . . . .          13
     Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
     Resolving Material Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
THE POLICY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Issuance of a Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Telephone Requests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Free Look Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
     Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Allocation of Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Policy Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Surrender and Partial Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
     Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17
     Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs  . . . . . . .          18
     Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          18
     Required Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          19
CHARGES AND DEDUCTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Annual Policy Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Administrative Expense Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Mortality and Expense Risk Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
     Premium Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21

     Federal Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Fund Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Reduction In Charges For Certain Groups  . . . . . . . . . . . . . . . . . . . . . . . .          22
ANNUITY PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Election of an Annuity Payment Option  . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Maturity Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Available Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
     Annuity Payment Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23
     Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23
     Taxation of Annuities in General . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23
VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
PERFORMANCE DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          26
PUBLISHED RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          26
LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
POLICY REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27
ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28
STATEMENT OF ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28

Throughout this Prospectus, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.


GLOSSARY OF DEFINED TERMS

ACCUMULATION PERIOD              The period before the Maturity Date and during
                                 the lifetime of the Annuitant.

ACCUMULATION UNIT VALUE          An accounting unit of measure used to
                                 calculate the value of your interest in the Sub- accounts. The initial number of Accumulation Units to be credited to each Sub-account will be determined by dividing the net Premium Payments allocated to each Sub-account by the Accumulation Unit Value for that Sub-account for that Valuation Period.

AGE                              Age at last birthday.

ANLIC                            Acacia National Life Insurance Company.

ANNUITANT                        The person(s) whose life is used to determine
                                 the duration of Annuity Payments involving life contingencies. The Annuitant must be a natural person.

ANNUITY PAYMENT OPTIONS          The options that are available for payment of
                                 the Surrender Value of the Policy commencing upon the Maturity Date.

BENEFICIARY                      The person(s) or legal entity that you
                                 designate in the Application or thereafter in writing to our Service Office as the Beneficiary.

DUE PROOF OF DEATH               A certified copy of a death certificate, a
                                 certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

ELIGIBLE INVESTMENT(S)           Those investments available under the Policy.
                                 Current Eligible Investments are shown on the Specifications Page.

FIXED ACCOUNT                    The account via which you may allocate or
                                 transfer net Premium Payments to our General
                                 Account. An initial allocation or transfer into the Fixed Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that any Policy Account Value in the Fixed Account will accrue interest at an annual rate of at least the Guaranteed Interest Rate.

FREE WITHDRAWAL AMOUNT           That portion of any partial withdrawal or
                                 surrender that is not subject to a Surrender
                                 Charge under the terms of the Policy.


FUND A registered, open-end management investment company (commonly called a "mutual fund"). Each Sub-account invests exclusively in shares of a single Portfolio of a Fund.


GENERAL ACCOUNT                  The assets of ANLIC other than those in the
                                 Variable Account or any other separate
                                 account.

GUARANTEED INTEREST RATE         An interest rate established in good faith by
                                 ANLIC applicable to the General Account for an Interest Rate Guarantee Period. Your Fixed
                                 Account Value will accrue interest at least at the Guaranteed Interest Rate. The Guaranteed
                                 Interest Rate is currently 4%, although we may declare interest at a rate in excess of the Guaranteed Interest Rate. Any such excess interest rate when declared will remain in effect at least one year.

INTEREST RATE GUARANTEE          A specified period whereby funds allocated to
PERIOD                           the General Account accumulate interest at a
                                 Guaranteed Interest Rate. Interest rates will be determined on no less than an annual basis.

INVESTMENT ALLOCATION            The percent of each Premium Payment you choose
                                 to allocate to the Sub-Accounts or the Fixed
                                 Account.

IRREVOCABLE BENEFICIARY          A Beneficiary or Beneficiaries whose interest
                                 cannot be changed without their, his or her consent or as required by law.

JOINT ANNUITANT                  A person other than the Annuitant who may be
                                 designated by the Owner and whose life is also used to determine the duration of Annuity
                                 Payments involving life contingencies. If one of the joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.

MATURITY DATE                    The date upon which Annuity Payments begin.
                                 You may choose a Maturity Date commencing no later than the first day of the calendar month after the Annuitant's 90th birthday.

NET ASSET VALUE                  For each Portfolio, the current price of one
                                 share of that Portfolio. The Net Asset Value is computed by adding the value of the Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of its shares outstanding. The Net Asset Value of each portfolio is generally calculated as of the close of business on each day the New York
                                 Stock Exchange is open.

NET PREMIUM PAYMENT              The Premium Payment less any applicable tax
                                 charges.

OWNER The person named on the Application as Owner or the persons named on the Application as Joint Owners. Any reference to Owner in this Prospectus or in the Policy will include both Owners, if there are Joint Owners. The Owner is entitled to all of the ownership rights under the Policy. The Owner has the legal right to make all changes in the policy designations where permitted specifically by the terms of the Policy. The Owner is as specified in the Application, unless changed. "You" and "your" are also used throughout this Prospectus and the Policy to refer to the Owner.

POLICY ACCOUNT VALUE             The sum of the Variable Account Value and the
                                 Fixed Account Value.

POLICY ANNIVERSARY               Each anniversary of the Policy Date.

POLICY DATE                      The date set forth in the Policy that is used
                                 to determine Policy years and months.  Policy
                                 Anniversaries are measured from the Policy
                                 Date.


PORTFOLIO                        A separate investment portfolio of a Fund in
                                 which the Variable Account assets may be invested.

PREMIUM PAYMENT                  An amount paid to ANLIC in accordance with the
                                 provisions of the Policy.

SERVICE OFFICE                   The office where Policy administration is
                                 done, whether at ANLIC or at the offices of a third party administrator, as designated by ANLIC in writing. The Service Office address is Acacia National Life Insurance Company,
                                 P.O. Box 79574, Baltimore, Maryland
                                 21279-0574.

SINGLE PREMIUM POLICY            Between issue ages 75 and 85, we will accept
                                 only Single Premium Policies.  The Premium
                                 Payment is due on the Policy Date.  The
                                 maximum Premium Payment that can be paid without prior approval of ANLIC is $500,000.

SUB-ACCOUNTS
                                 The sub-divisions of the Variable Account which each invest exclusively in shares of a specified Portfolio or any other investment portfolio with a specific investment objective that we determine to be suitable for the Policy's purposes.

SURRENDER VALUE
                                 The Policy Account Value as of any Valuation
                                 Date, reduced by applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes.

SYSTEMATIC PARTIAL               Owners choosing this option will withdraw a
WITHDRAWALS                      level dollar amount of Policy Account
                                 Value on a periodic basis.  Systematic
                                 Partial Withdrawals are subject to the same
                                 Surrender Charges as partial withdrawals, as set forth on the Specifications Page of the Policy.

VALUATION DATE                   Each regular business day that ANLIC and the
                                 New York Stock Exchange is open for business, excluding holidays and any other day in which there is insufficient trading in the Portfolio securities to materially affect the value of the assets in the Variable Account.

VALUATION PERIOD                 The period between two successive Valuation
                                 Dates, commencing at the close of business of a Valuation Date and ending at the close of business for the next succeeding Valuation
                                 Date.

VARIABLE ACCOUNT                 Acacia National Variable Annuity Separate
                                 Account II, a separate investment account that has been was established by ANLIC to receive and invest the net Premium Payments paid under the Policy.

VARIABLE ACCOUNT VALUE           The sum of the values held in all the
                                 Sub-accounts of the Variable Account.

                                    SUMMARY

       This is a brief summary of the Policy provisions and how they relate to your rights and benefits. Complete details are contained elsewhere in the Prospectus and should be read carefully in conjunction with this summary information.


THE POLICY

       The Policy is designed to aid individuals in long-term financial planning and provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy also provides for annuity payments ("Annuity Payments") to begin at maturity. You may select from a number of Annuity Payment Options, including a life annuity, joint life annuity, and life annuity for a guaranteed period. All Annuity Payment Options are on a fixed basis. (See "Annuity Payments.")

       The Policy is issued in consideration of the application and payment of the initial Premium Payment. Premium Payments of at least $300 must be paid during the first Policy year. (See "The Policy - Premium Payments.") The Policy can be purchased for a single Premium Payment. However, additional Premium Payments of at least $30 may be paid at your option. (See "The Policy
- Premium Payments.") The Policy can be purchased on a nonqualified tax basis (a "Nonqualified Policy") or it can be purchased and used in connection with plans qualifying for favorable Federal income tax treatment (a "Qualified Policy").


THE VARIABLE ACCOUNT


       The Variable Account currently has nineteen Sub-accounts
("Sub-accounts"), each of which invests solely in shares of a portfolio of one of seven open-end, registered investment companies ("Funds"). Currently, the following nineteen Portfolios are available under the Policy:



Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio Alger American Growth Portfolio
Alger American MidCap Growth Portfolio
Alger American  Small Capitalization Portfolio
Dreyfus Stock Index Fund
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Government Portfolio
Neuberger & Berman Advisers Management Trust Growth Portfolio
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Growth & Income Fund
Oppenheimer High Income Fund
Oppenheimer Strategic Bond Fund
Strong International Stock Fund II
Strong Discovery Fund II
Van Eck Worldwide Hard Assets Fund


Each of these Portfolios has a different investment objective. (See "The Portfolios.")

       You determine the allocation of Premium Payments and Policy Account Value among the Sub-accounts. Because the Policy Account Value depends on the investment experience of the Sub-accounts you select, you bear the entire investment risk under the Policy for all Premium Payments allocated to, and amounts transferred to, the Variable Account. (See "The Policy - Allocation of Premium Payments.") Prior to the Maturity Date, you may transfer amounts from one Sub- account to one or more other Sub-accounts at no cost. In addition, you may transfer amounts between a Sub-account and the Fixed Account, subject to certain restrictions. (See "The Policy - Transfers.")

THE FIXED ACCOUNT

       The Fixed Account is a part of the general account of ANLIC (the "General Account"). The General Account consists of all of ANLIC's assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year (the "Guaranteed Interest Rate") to amounts allocated to the Fixed Account. We may credit interest at a rate in excess of the Guaranteed Interest Rate. Any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account allocations may not exceed the Guaranteed Interest Rate. The Fixed Account may not be available in all states. (See "Fixed Account," in the Statement of Additional Information.)

       You determine the allocation of Premium Payments and Policy Account Value to the Fixed Account. Transfers out of the Fixed Account are subject to certain limitations. (See "The Policy - Transfers.")


POLICY ACCOUNT VALUE

       The Policy Account Value is the total of your Policy's value held in both the Variable Account and the Fixed Account.

       Your Policy's value in the Variable Account is the sum total of all values held in the Sub-accounts. This value reflects the investment performance of the Sub-accounts net of Premium Payments paid, transfers, and partial surrenders. You bear the entire investment risk for amounts allocated to the Variable Account and consequently there is no guaranteed minimum amount of value for Premium Payments allocated to the Sub-accounts.

       Your Policy's value in the Fixed Account will reflect net Premium Payments allocated or transferred to it, plus credited interest, less any amounts transferred or withdrawn (See "Fixed Account," in the Statement of Additional Information). Interest credited to amounts in the Fixed Account will be declared by ANLIC in advance and may from year to year in the complete discretion of ANLIC, but is guaranteed to equal or exceed the Guaranteed Interest Rate of 4% per year.


FREE LOOK PERIOD

       If for any reason you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it (the "Free Look Period"). If you choose to do so, we will void the Policy and refund the Policy Account Value (or the Premium Payments made to that point, where required by state law). (See "The Policy - Free Look Period.")


TRANSFERS

       Unlimited transfers are allowed from the Variable Account to the Fixed Account or between Sub-accounts of the Variable Account. You may also participate in three asset allocation programs under which you authorize automatic transfers. (See "The Policy - Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs.")

       The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

       (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus
       (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
       (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

       You may also elect to systematically reallocate all interest generated from the Fixed Account into the Subaccounts of the Variable Account on an interest only basis according to your allocation election. (See "Interest Sweep Program.")

DEATH BENEFIT

       The Policy provides a Death Benefit if you or a Joint Owner dies before the Maturity Date. You may choose whether the Death Benefit under the Policy will be paid in a lump sum or under one of the Annuity Payment Options. If no election is made, the Death Benefit will be paid in a lump sum. (See "The Policy - Death Benefit," and "Annuity Payments.")

       The amount of the Death Benefit is guaranteed not to be less than the Policy Account Value or the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges, if applicable). In addition, up to age 75, we also guarantee that the amount of the Death Benefit will not be less than the Minimum Guaranteed Death Benefit, which is calculated every five years from the fifth Policy Anniversary through the Owner's age 75. (See "The Policy
- Death Benefit.")

       Certain distribution requirements under Federal income tax laws will apply to payments of Death Benefits. (See "The Policy - Required
Distributions.")


CHARGES ASSOCIATED WITH THE POLICY

       ANNUAL POLICY FEE - An annual charge of $42 is made on each Policy Anniversary and at the time a Policy is surrendered and at the Maturity Date to partially compensate ANLIC for the cost of administering the Policy. (See "Charges and Deductions - Annual Policy Fee.") This annual deduction will be made from the Sub-accounts in the same proportion that their values bear to the total Variable Account Value. The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.

       ADMINISTRATIVE EXPENSE CHARGE - A monthly charge at an effective annual rate of .10% of the average daily net asset value of the Variable Account will be deducted from the Sub-accounts to partially compensate ANLIC for the costs of administering the Variable Account and the Policies. (See "Charges and Deductions - Administrative Expense Charge.")


       MORTALITY AND EXPENSE RISK CHARGE - A monthly charge at an effective annual rate of 1.25% of the average daily net asset value of the Sub-accounts will be deducted from the Sub-accounts for ANLIC's assumption of certain mortality and expense risks incurred in connection with the Policy. (See "Charges and Deductions - Mortality and Expense Risk Charge.") There is no Mortality and Expense Risk Charge for amounts in the Fixed Account.

       The Mortality and Expense Risk Charge is guaranteed to decrease by .05% on each Policy Anniversary beginning in year 16 until it reaches an effective annual rate of .50% at the end of year 30.

       SURRENDER CHARGE - A Surrender Charge is deducted on a percentage basis from Premium Payments made within five years of surrender. The amount of the Surrender Charge is equal to 8% of Premium Payments made within three years of surrender, 6% of Premium Payments made during the fourth year prior to surrender, and 4% of Premium Payments made during the fifth year prior to surrender. The Surrender Charge is applied to Premium Payments on a first-in, first-out basis. (See "Charges and Deductions - Surrender Charge.")

       PREMIUM TAXES - Certain states impose premium taxes. ANLIC will deduct amounts equal to these taxes as applicable. Premium tax rates vary from 0 to 3.5%. (See "Charges and Deductions - Premium Taxes.")

       FUND EXPENSES - Because the Variable Account purchases shares of the Portfolios, the value of the net assets in the Sub-accounts will reflect the investment management fee and other expenses of the Portfolios. (See "Charges and Deductions - Fund Expenses" and the Fund prospectuses).


PARTIAL WITHDRAWALS AND SURRENDERS

       You may, prior to the earlier of the Maturity Date or your death, withdraw all or a portion of the current Surrender Value. If there are Joint Owners, you both must agree to a withdrawal.

       You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

       (1)    Deposits since the last Policy Anniversary; minus
       (2)    Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

       Upon a Partial Withdrawal, Surrender, or Annuitization we will apply the Surrender Charge Percentage shown on the Policy Specification Page to those Premium Payments received within five years of the Partial Withdrawal or Surrender Date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis. Also, Surrender Charges may be waived in certain limited circumstances. (See "The Policy - Surrender and Partial Withdrawals.")

       Surrenders may be taxable transactions and subject to a tax penalty. (See "Federal Tax Matters.") Payment of amounts from the Fixed Account upon surrender and refund of premium may be delayed under certain circumstances. (See "The Policy - Surrender and Partial Withdrawals.")

FEDERAL TAX MATTERS

       With respect to Owners who are natural persons, under existing tax law there should be no Federal income tax on increases (if any) in the Policy Account Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient (if permitted) elects otherwise. In addition, a penalty tax of 10% of the amount withdrawn may apply to certain distributions or deemed distributions under the Policy made prior to the Owner's attaining age 59 1/2. (See "Federal Tax Matters.")

       The ultimate effect of Federal income taxes on the Policy Account Value, on Annuity Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on whether Premium Payments are made pursuant to a retirement plan, the type of retirement plan, the tax and employment status of the individual concerned and ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, you should seek competent legal and tax advice regarding the suitability of the Policy for your situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy.

(See "Federal Tax Matters -- Taxation of Annuities in General.")


SUMMARY OF FEES AND CHARGES

       The following information summarizes the fees and charges payable by the Owner of a Policy:


       Contract owner transaction expenses:

              Maximum Surrender Charge                     8.0%
              Transfer fee                               $ -0-
              Annual Policy Fee                          $ 42

       Variable account annual expenses
       (expressed as a percent of the average daily net assets of each Sub-account of the Variable Account):

              Maximum Mortality and Expense Risk Charge         1.25%
              Administrative Expense Charge                     0.10%
                                                                -----
              Total Variable Account Annual Expenses:           1.35%

                           PORTFOLIO ANNUAL EXPENSES
          (EXPRESSED AS A PERCENTAGE OF NET ASSETS OF EACH PORTFOLIO)




                                                                                                               TOTAL PORTFOLIO
                                                                                                                   ANNUAL
                          PORTFOLIO                                MANAGEMENT FEE         OTHER EXPENSES          EXPENSES
====================================================================================================================================
 Alger American Growth Portfolio                                        0.75%                  0.04%                 0.79%

 Alger American MidCap Growth Portfolio                                 0.80%                  0.04%                 0.84%

 Alger American Small Capitalization Portfolio                          0.85%                  0.03%                 0.88%

 Calvert Responsibly Invested Money Market Portfolio                    0.50%                  0.12%                 0.62%(1)

 Calvert Responsibly Invested Strategic Growth Portfolio                1.50%                  0.31%                 1.81%(1)

 Calvert Responsibly Invested Capital Accumulation
 Portfolio                                                              0.80%                  0.20%                 1.00%(1)

 Calvert Responsibly Invested Global Equity Portfolio                   1.00%                  0.18%                 1.18%(1)

 Calvert Responsibly Invested Balanced Portfolio                        0.70%                  0.08%                 0.78%(1)

 Dreyfus Stock Index Fund                                              0.245%                 0.155%                 0.40%(2)

 Neuberger & Berman Advisers Management Trust Limited
     Maturity Bond Portfolio(3)                                         0.65%                  0.13%                 0.78%

 Neuberger & Berman Advisers Management Trust Growth                    0.83%                  0.09%                 0.92%
 Portfolio3

 Oppenheimer Capital Appreciation Fund                                  0.72%                  0.03%                 0.75%

 Oppenheimer Growth Fund                                                0.75%                  0.04%                 0.79%(4)

 Oppenheimer Growth & Income Fund                                       0.75%                  0.25%                 1.00%

 Oppenheimer High Income Fund                                           0.75%                  0.06%                 0.81%

 Oppenheimer Strategic Bond Fund                                        0.75%                  0.10%                 0.85%

 Strong International Stock Fund II                                     1.00%                  0.90%                 1.90%

 Strong Discovery Fund II                                               1.00%                  0.20%                 1.20%

 Van Eck Worldwide Hard Assets Fund                                     0.75%                  0.33%                 1.08%


-------------------------

        (1) The expense figures shown are net of fees paid indirectly and reimbursements. Without such reductions, the total fees and expenses would have totaled: 0.75% for Money Market; 2.27% for Strategic Growth; 1.33% for Capital Accumulation; 1.59% for Global Equity; and 0.81% for Balanced.



        (2) Mellon Equity Associates, the index manager of the Dreyfus Stock

Index Fund, and the Dreyfus Corporation have voluntarily agreed to reimburse all or a portion of its advisory fee to the extent that the total expenses of the Fund are in excess of 0.40% of the average annual net assets. In the absence of expense reimbursement, the total fees and expenses in 1996 would have totaled
 .449%



        (3) Neuberger&Berman Advisers Management Trust is divided into portfolios (Portfolios), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, Other Expenses includes all other expenses of the Portfolio and its corresponding Series.



        (4) Total operating expense would have been 0.81% in the absence of a voluntary one-time fee reimbursement.

         The purpose of the following table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account and charges and expenses of the Portfolios for the year ended December 31, 1996; the Portfolios' charges and expenses for future years may be higher or lower. For more information on the charges summarized in this Table, see "Charges and Deductions," and the Prospectuses for the Funds. In addition, premium taxes may be applicable.



EXAMPLE

         If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


             PORTFOLIO                                                                                1 YEAR      3 YEARS
Alger American Growth Portfolio                                                                       104         152
Alger American MidCap Growth Portfolio                                                                104         154
Alger American Small Capitalization Portfolio                                                         104         154
Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio                        102         147
Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio                    115         186
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio                104         154
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio                       106         160
Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio                            103         152
Dreyfus Stock Index Fund                                                                               99         140
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio                          103         149
Neuberger & Berman Advisers Management Trust Growth Portfolio                                          96         151
Oppenheimer Capital Appreciation Fund                                                                 103         149
Oppenheimer Growth Fund                                                                               103         151
Oppenheimer Growth & Income Fund                                                                      105         157
Oppenheimer High Income Fund                                                                          103         151
Oppenheimer Strategic Bond Fund                                                                       104         152
Strong International Stock Fund II                                                                    108         166
Strong Discovery Fund II                                                                              108         166
Van Eck Worldwide Hard Assets Fund                                                                    105         156


If you do not surrender or annuitize your contract, you would pay the following expenses on a $1,000 Investment, assuming 5% annual return on assets:



                 PORTFOLIO                                                                              1 YEAR     3 YEARS
Alger American Growth Portfolio                                                                           24          72
Alger American MidCap Growth Portfolio                                                                    24          74
Alger American Small Capitalization Portfolio                                                             24          74
Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio                            22          67
Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio                        35         106
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio                    24          74
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio                           26          80
Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio                                23          72
Dreyfus Stock Index Fund                                                                                  19          60
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio                               23          69
Neuberger & Berman Advisers Management Trust Growth Portfolio                                             25          81
Oppenheimer Capital Appreciation Fund                                                                     23          69
Oppenheimer Growth Fund                                                                                   23          71
Oppenheimer Growth & Income Fund                                                                          25          77
Oppenheimer High Income Fund                                                                              23          71
Oppenheimer Strategic Bond Fund                                                                           24          72
Strong International Stock Fund II                                                                        28          86
Strong Discovery Fund II                                                                                  28          86
Van Eck Worldwide Hard Assets Fund                                                                        25          76

In addition, ANLIC will deduct a charge for premium taxes when they are incurred.

            THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The examples are based on an anticipated average initial Premium Payment of approximately $25,000 and a pro rata portion of the Annual Policy Fee of $42.


                         ANLIC AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY

         ANLIC is a stock life insurance company incorporated in the Commonwealth of Virginia on December 9, 1974. ANLIC is principally engaged in offering life insurance policies and annuity contracts. ANLIC is admitted to do business in 46 states and the District of Columbia.

         Acacia Mutual Life Insurance Company ("Acacia Mutual") owns all the outstanding stock of ANLIC. The principal offices of both ANLIC and Acacia Mutual are at 51 Louisiana Avenue, N.W., Washington, D.C. 20001. Acacia Mutual is a mutual life insurance company chartered by a Special Act of Congress in 1869 and is subject to the laws of the District of Columbia. It is the only life insurance company operating today under a Federal Charter. Acacia Mutual is licensed in 45 states and in the District of Columbia and offers a complete line of life insurance products. While ANLIC is a wholly-owned subsidiary of Acacia Mutual, the assets of Acacia Mutual do not support the obligations of ANLIC under the Policy.


         Acacia Mutual is undergoing a restructuring into a mutual insurance holding company pursuant to the laws of the District of Columbia. The purpose of the restructuring is to provide Acacia Mutual with the optimal corporate structure in which to conduct business. The "mutual holding company" structure
has only recently become available under the District of Columbia law.   A
tentative effective date of July 1, 1997 is targeted.   However, effectiveness
of the reorganization is subject to a number of conditions including policyowner approval and approval by the Superintendent of Insurance for the District of Columbia. Acacia Mutual will form a mutual insurance holding company to be named Acacia Mutual Holding Company ("AMHC") and Acacia Mutual will continue its corporate existence as a stock life insurance company under the name Acacia Life Insurance Company ("Acacia Life"). In addition, AMHC will transfer the shares of capital stock of Acacia Life to a holding company to be named Acacia Financial Group, Ltd. ("Acacia Group"). Under this structure the Acacia Group will be an intermediate holding company. The terms of the plan provide that AMHC will at all times retain ownership and control of a majority of the outstanding voting shares of the capital stock of the Acacia Group and directly or indirectly retain ownership and control of a majority of the outstanding voting shares of Acacia Life. Acacia Life Insurance Company will continue to own all the outstanding voting stock of ANLIC.



         The reorganization will not in any way change the benefits, guarantees or other policy obligations of ANLIC to its policyowners.



         A number of the directors and officers of ANLIC are also either directors or officers or both of Acacia Mutual and will continue to be so after the reorganization. Acacia Mutual's employees perform certain administrative functions for ANLIC for which Acacia Mutual is reimbursed.



         Acacia Mutual also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of the Calvert Group, Ltd. ("Calvert"), which in turn owns The Advisors Group, Inc. and Calvert Asset Management Company, Inc. ("CAM"). CAM is the investment adviser of Acacia Capital Corporation, a series of Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the Policies described in this prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.



THE VARIABLE ACCOUNT

         Acacia National Variable Annuity Separate Account II (the "Variable Account") was established by ANLIC as a separate account on November 30, 1995. The Variable Account will receive and invest the net Premium Payments paid under this Policy.

         Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct.


         The Variable Account is currently divided into nineteen Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a registered, open end investment management company (a "Fund" or the "Funds" collectively). Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.



         The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the Commission.



                                 THE PORTFOLIOS

         THE INVESTMENT OBJECTIVES OF EACH OF THE PORTFOLIOS ARE SUMMARIZED BELOW. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF THE RISKS, MAY BE FOUND IN THE PROSPECTUS FOR EACH OF THE PORTFOLIOS WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. IN ADDITION, THE VARIABLE ACCOUNT PURCHASES SHARES OF EACH PORTFOLIO SUBJECT TO THE TERMS OF THE PARTICIPATION AGREEMENTS BETWEEN ANLIC AND THE FUNDS. COPIES OF THOSE AGREEMENTS HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT FOR THE VARIABLE ACCOUNT. EACH OF THE FUNDS HAS OR MAY HAVE ADDITIONAL PORTFOLIOS THAT ARE NOT AVAILABLE TO THE VARIABLE ACCOUNT.


THE ALGER AMERICAN FUND


         The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The Large Cap Growth Sub-account, the
Mid Cap Growth Sub-account and the Small Cap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively, of the Alger American Fund.



         The Alger American Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.



         The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies.The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

         The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization" - present market value per share multiplied by the total number of shares outstanding - within the range of companies included in the Russell 2000 Growth Index, updated quarterly. The Russell 2000 Growth Index is
designed to track the performance of small capitalization companies.   The
Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.


         Alger Management, Inc. serves as investment manager to the Alger American Fund.


ACACIA CAPITAL CORPORATION


         The Variable Account has five Sub-accounts that invest exclusively in shares of Acacia Capital Corporation. The Money Market, Strategic Growth, Managed Growth,Global Equity and Balanced Growth Sub-accounts of the Variable Account invest in shares of the Calvert Responsibly Invested Money Market Portfolio, the Calvert Responsibly Invested Strategic Growth Portfolio, the Calvert Responsibly Invested Capital Accumulation Portfolio, the Calvert Responsibly Invested Global Equity Portfolio, and the Calvert Responsibly Invested Balanced Portfolio, respectively, of Acacia Capital Corporation. Acacia Capital Corporation is one of eight registered investment companies in the Calvert Group, Ltd Funds ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Mutual. Calvert is the sponsor of the Fund.


         These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen).

         The Calvert Responsibly Invested Money Market Portfolio ("CRI Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CRI Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.

         Calvert Responsibly Invested Strategic Growth ("CRI Strategic Growth") seeks, with a concern for social impact, maximum long-term growth through investments primarily in the equity securities of companies that have little or no debt, high relative strength and substantial management ownership. The Portfolio considers issuers of all sizes, industries, and geographic markets, and does not seek interest income or dividends.

         CRI Strategic Growth may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade obligations and junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")


         Calvert Responsibly Invested Capital Accumulation ("CRI Capital Accumulation") seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid- sized companies that are undervalued but demonstrate a potential for growth.



         CRI Capital Accumulation may also invest in debt securities and may invest up to 5% of its assets in non- investment grade securities (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") and up to 25% of its assets in foreign securities (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") .

         Calvert Responsibly Invested Global Equity Portfolio ("CRI Global") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.



         Under normal circumstances, CRI Global will invest at least 65% of its assets in the securities of issuers in no less than three countries, one of which may be the USA (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") . CRI Global may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")


         Calvert Responsibly Invested Balanced Growth Portfolio ("CRI Balanced Growth") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.

         CRI Balanced Growth may invest up to 20% of its assets in non-investment grade debt obligations ("junk bonds"). (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")


         Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Acacia Capital Corporation Portfolios. CAM is a wholly owned subsidiary of Calvert which is in turn a second tier wholly owned subsidiary of Acacia Mutual. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, provides administrative services to each Portfolio and is paid a fee by CAM of a percentage of net assets per year.



         On behalf of CRI Global, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glascow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly- owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CRI Global, although the Advisor may manage part of CRI Global's cash reserves required for liquidity purposes.


         On behalf of CRI Balanced Growth, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CRI Strategic Growth, CAM has entered into a subadvisory agreement with Portfolio Advisory Services, Inc. of California. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.


DREYFUS STOCK INDEX FUND

         The Variable Account has one Sub-account that invests exclusively in shares of the Dreyfus Stock Index Fund.


         The S & P 500 Index Sub-account of the Variable Account invests in a Portfolio of the Dreyfus Stock Index Fund.


         Dreyfus Stock Index Portfolio has as an investment objective to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 composite Price Index, which is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the Index solely on a statistical basis. The Portfolio attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Portfolio's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment. The Portfolio uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Portfolio involves risks similar to those of investing in common stocks.


         The Fund investment manager is Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

         The Variable Account has two Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT"). The Limited Bond and Long Term Value Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Growth Portfolio, respectively, of AMT.

         The Neuberger & Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger & Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.

         The Neuberger & Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to- intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments.
The Neuberger & Berman Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal securities when the Portfolio Manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts, and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.

         The Neuberger & Berman Growth Portfolio seeks capital appreciation, without regard to income. The Neuberger & Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Series may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the AMT value-oriented investment approach, when the Portfolio Manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

         The investment adviser for the Limited Maturity Bond and Growth Portfolios of AMT is Neuberger & Berman Management Incorporated ("N&B Management"). N&B Management retains Neuberger & Berman, L.P., without cost to AMT, as subadviser to furnish it with investment recommendations and research information. N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. N&B Management provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, N&B Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.



OPPENHEIMER VARIABLE ACCOUNT FUNDS



         The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds ( the
"Oppenheimer Funds").    The Long Term Growth, Strategic Growth, Established
Growth & Income, the High Income, and the Strategic Bond Sub-accounts of the Variable Account invest in shares of the Capital Appreciation Fund, Growth Fund, Growth & Income Fund, High Income Fund and Strategic Bond Fund respectively, of the Oppenheimer Funds. The Funds are managed by Oppenheimer Funds, Inc. ("the Manager"), which is responsible for selecting the Oppenheimer Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under Investment Advisory Agreements for each Oppenheimer Fund which state the Manager's responsibilities.




         Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.



         Oppenheimer Growth Fund ("Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.



         Oppenheimer Growth & Income Fund ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.



         The composition of Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.



         Oppenheimer High Income Fund ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")



         Oppenheimer Strategic Bond Fund ("Strategic Bond Fund') seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (I) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.



STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG DISCOVERY FUND II


         The Variable Account has one Sub-account that invests exclusively in shares of Portfolios of the Strong Variable Insurance Funds, Inc. and one Sub-account that invests exclusively in shares of the Strong Discovery Fund II (the "Strong Funds").






         Strong International Stock Fund II seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside
the United States.   (See "The Portfolios - Risks Attendant to Investments in
Foreign Securities.") The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.


         Under normal conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate to long-term debt obligations of U.S. issuers or foreign-government entities. When the investment adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multi-currency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

         The Portfolio will normally invest in securities of issuers located in at least three different countries. The investment adviser expects that the majority of the Portfolio's investments will be in issuers in the following markets: Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

         Strong Discovery Fund II seeks capital growth. The Portfolio invests in securities that the investment adviser believes represent growth opportunities. The Portfolio normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the investment adviser believes has the potential for capital appreciation. The Portfolio may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Portfolio may also invest up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. When the investment adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest, without limitation, in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")


         The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a maker of policy, the investment adviser intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets.


         The investment adviser seeks to uncover emerging investment trends and attractive growth opportunities. In its search for potential investments, the investment adviser attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. Whatever their size, history, or industry, the investment adviser believes their potential earnings growth is not yet reflected in their market value and that, over time, the market prices of these securities will move higher.

         Strong Capital Management, Inc. is the investment adviser for all the Strong Funds pursuant to its investment advisory agreements, manages the investment and reinvestment of the assets of each Portfolio, and is responsible for the overall business affairs of each Portfolio.


VAN ECK WORLDWIDE HARD ASSETS FUND


         The Variable Account has one Sub-account that invests exclusively in shares of a Portfolio of the Van Eck Worldwide Hard Assets Fund. The Aggressive Global Sub-account of the Variable Account invests in shares of the Van Eck Worldwide Hard Assets Fund.



         Van Eck Worldwide Hard Assets Fund. This Portfolio seeks long-term capital appreciation by investing globally, primarily in "hard assets" securities. Income is a secondary consideration. The fund must invest at least 25% of its assets in companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following sectors: (I) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together referred to as "Hard Assets"). This policy is a fundamental policy, which can not be changed without the vote of shareholders. As an additional but non-fundamental policy, the Fund would be able to invest up to 50% of its assets in any one of the above sectors.



         The production and marketing of Hard Assets may be affected by actions and changes in government. In addition, Hard Assets and securities of Hard Assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Assets companies may also experience greater price fluctuations than the relevant Hard Assets. In periods of rising Hard Assets prices, such securities may rise at a faster rate, and conversely, in times of falling Hard Assets prices, such securities may suffer a greater price decline. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.")



         The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.



RISKS ATTENDANT TO INVESTMENTS IN JUNK BONDS

         Investments in non-investment grade debt securities, commonly referred to as "junk bonds", involve special risks in addition to the risks associated with investments in higher rated debt securities. In general, non-investment grade securities are regarded as predominately speculative with respect to the capacity of the issuer to pay interest and repay principal.


         CRI Balanced Growth, CRI Strategic Growth, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Strong International Stock Fund II, and Strong Discovery Fund II each may invest in junk bonds. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with junk bonds before investing in Sub-accounts corresponding to these Portfolios.




RISKS ATTENDANT TO INVESTMENTS IN FOREIGN SECURITIES



         Investments in foreign securities involve substantial and different
risks.   You should consider these risks carefully.  CRI Global, Oppenheimer
Strategic Bond Fund , Strong International Stock Fund II , and Van Eck Worldwide Hard Assets Fund may each invest in foreign securities. For example there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign Companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with foreign securities before investing in Sub-accounts corresponding to these Portfolios.

INVESTMENT ADVISORY FEES

         ALGER. Alger Management, Inc. ("Alger Management") serves as investment adviser to the Alger American Fund. It receives a management fee of
 .75% of the annual value of the Alger American Growth Portfolio's average daily net assets. Alger American MidCap Growth Portfolio pays Alger Management a fee of .80% of the annual value of the Portfolio's average daily net assets. Alger American Small Capitalization Portfolio pays Alger Management a fee at an annual rate of .85% of the value of the Portfolio's average daily net assets.


         CALVERT. For its services, CAM is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive a maximum fee of .50% of net assets from CRI Money Market Portfolio, .80% CRI Capital Accumulation, 1.00% the CRI Global Equity .70% of net assets of CRI Balanced Growth and 1.50% of net assets of Strategy Growth Portfolio.



         DREYFUS. Pursuant to the terms of an investment management agreement, the Dreyfus Stock Index Fund pays Dreyfus a monthly fee at the annual rate of .245 of 1.00% of the value of the Portfolio's average daily net assets.


         NEUBERGER & BERMAN. For combined administrative and investment management services, N&B Management is paid fees as a percentage of the average daily net assets based upon the following schedules:

    LIMITED MATURITY BOND PORTFOLIO:                   FOR THE GROWTH PORTFOLIO:

    AVERAGE DAILY NET ASSETS                FEE       AVERAGE DAILY NET ASSETS                     FEE
    ------------------------                ---       ------------------------                     ---
    First $500 million                      .65%      First $250 million                            .85%

    Next $500 million                       .615%     Next $250 million                             .825%

    Next $500 million                       .60%      Next $500 million                             .75%

    Next $500 million                       .575%     Thereafter                                    .725%

    Thereafter                              .55%



         OPPENHEIMER. Oppenheimer Funds, Inc. serves as manager to the Oppenheimer Funds. The management fees computed on an annualized basis as a percentage of net assets as of the close of business each day are as follows:



      (i)    for Capital Appreciation Fund, Growth Fund, Growth & Income Fund:
             0.75% of the first $200 million of net assets, 0.72% of the next 200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60 of net assets over $800 million.



      (ii) for High Income Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over 1 billion.



         STRONG. For its services, Strong Capital Management, Inc. is entitled to receive a fee based on a percentage of the average daily net assets of each
of the Portfolios that it manages.    For its services to Strong International
Stock Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio. For its services to Strong Discovery Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio.



         VAN ECK. The investment adviser for Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services, Van Eck Associates receives a monthly fee at an annual rate of .75% of the first $500 million of the average daily net assets of the Portfolio, .65% of the next $250 million of the daily net assets of the Portfolio, and .50% of the average daily net assets of the Portfolio in excess of $750 million.



RESOLVING MATERIAL CONFLICTS

         In addition to variable annuity and variable life insurance policies issued by ANLIC, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between your interests and the owners of life insurance policies and variable annuities issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.

         In addition, one or more of the Portfolios may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") (including cash or deferred arrangements under Section 401 (k) of the Code) or other sections of the Code. As a result, there is a possibility that a material conflict may arise between your interests generally and such retirement plans or participants in such retirement plans.

         In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Portfolio, to resolve the matter. The Board of Directors or Trustees of the Portfolios intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See, the individual Fund prospectuses for more information.)



                                   THE POLICY

         The Policy is a flexible premium deferred variable annuity. The rights and benefits of the Policy are described below and in the Policy. The obligations under the Policies are obligations of ANLIC. However, we reserve the right to make any modification to conform the Policy to, or to give you or other Owners the benefit of, any Federal or state statute or rule or regulation.

         The Policy may be purchased on a non-qualified tax basis
("Nonqualified Policy"). The Policy may also be purchased and used in connection with plans qualifying for favorable Federal income tax treatment ("Qualified Policy").


ISSUANCE OF A POLICY

         Individuals wishing to purchase a Policy must complete an application and send it to our Service Office. Acceptance is subject to our rules, and we reserve the right to reject any application or Premium Payment. If your application can be accepted in the form received, your initial Premium Payment will be applied within two business days after its receipt at our Service Office. If your initial Premium Payment cannot be applied after receipt because of deficiencies in the application or other issuing requirements, you will be contacted within five business days and given an explanation for the delay. The initial Premium Payment will be returned to you at that time unless you consent to our retention of it and our crediting of it as soon as the necessary requirements are fulfilled. If you are between the ages of 75 and 85 when you purchase a Policy, you can only make a single Premium Payment. You cannot purchase a Policy if you are over age 85.


TELEPHONE REQUESTS

         At the time an application for a Policy is completed, or at any subsequent time, you may request a telephone transfer authorization form. If the form is properly completed and on file with us, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to us. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern time. We may, at any time, revoke or modify the transfer privilege.


FREE LOOK PERIOD


         If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive it. If you cancel the Policy within this 10-day Free Look Period, we will refund the Policy Account Value at the end of the Valuation Period during which the Policy was received by us (or, where required by state law, the greater of the Policy Account Value or the Premium Payments that were paid), and the Policy will be void from the Policy Date. (See "The Policy - Allocation of Premium Payments.") To cancel the Policy, you must mail or deliver it to either our Service Office or the registered agent who sold it to you within 10 days after you receive it. The Free Look Period may be longer or otherwise vary where required by state law.

         Certain states require us to refund the greater of Premium Payments made or the Policy Account Value at the end of the Free Look Period. Under Policies issued in these states, we reserve the right to allocate the initial Premium Payment and any additional Premium Payments received during the Free Look Period in their entirety to the Money Market Sub-account until the end of the Free Look Period. For administrative reasons, the Free Look Period is assumed to be fifteen days for this purpose.


PREMIUM PAYMENTS

         The minimum Premium Payments during the first Policy year must be at least $300. Additional Premium Payments may be made in amounts of $30 or more.

         If, after the first five Policy anniversaries, you have made no Premium Payments during a 24-month period and your then-current Policy Account Value totals less than $2,000, we have the right to pay you the total value of your account in a lump sum.


ALLOCATION OF PREMIUM PAYMENTS

         You determine in the application how the initial net Premium Payment will be allocated among the Sub-accounts and the Fixed Account. You may allocate any whole percentage of net Premium Payments, from 5% to 100%. Additional net Premium Payments will be allocated to the Sub-accounts and the Fixed Account according to the allocation percentage specified in your application, unless subsequently changed.

         Notwithstanding the foregoing, all Premium Payments made on Policies in certain states may be allocated to the Money Market Sub-account during the Free Look Period. (See "The Policy - Free Look Period.")

         The Policy Account Value will vary with the investment performance of the Sub-accounts you select, and you bear the entire risk for amounts allocated to the Variable Account. You should periodically review your allocations of Policy Account Value in light of all relevant factors, including market conditions and your overall financial planning requirements.


POLICY ACCOUNT VALUE

         The Policy Account Value prior to the Maturity Date is equal to the Variable Account Value plus the Fixed Account Value. Variable Account Values are not guaranteed. The Variable Account Value is equal to the sum of the values of the Sub-accounts under the Policy. The value of each Sub-account is calculated first on the Policy Date and thereafter on each normal business day ("Valuation Date").

         Variable Account Value. On any Valuation Date, each Sub-account's value is equal to the number of Accumulation Units in that Sub-account multiplied by the Accumulation Unit Value. The number of Accumulation Units to be credited to the Policy for each Sub-account is determined at the time of initial Premium Payment by dividing the net Premium Payments allocated to each Sub-account by the Accumulation Unit Value for that Sub-account for the Valuation Period during which the Application is accepted. For additional Premium Payments, the number of units of each Sub-account credited under the Policy is determined by dividing the net Premium Payments allocated to that Sub-account by the unit value for that Sub-account at the end of the Valuation Period during which the Premium Payment was received at our Service Office.

         Each Sub-account's Accumulation Unit Value for any Valuation Period is determined by multiplying its Accumulation Unit Value for the immediately preceding Valuation Period by the "net investment factor" for the Valuation Period for which the value is being determined. The net investment factor is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. For a complete description on how the net investment factor is calculated, see "Net Investment Factor" in the Statement of Additional Information.

         Fixed Account Value. At the end of any Valuation Period, the Fixed Account Value is equal to: (1) the sum of your net Premium Payments allocated to the Fixed Account; plus (2) any amounts that you transferred from the Variable Account to the Fixed Account; plus (3) the total interest credited to your Policy Account Value in the Fixed Account; less

(4) any amounts that you transferred from the Fixed Account to the Variable Account; less (5) the portion of any withdrawals and Surrender Charges allocated to your Policy Account Value in the Fixed Account; less (6) the portion of the Annual Policy Fee which is allocated to your Policy Account Value in the Fixed Account.


SURRENDER AND PARTIAL WITHDRAWALS

         Surrender. You may, prior to the earlier of the Maturity Date or the date of your death, withdraw all or a portion of your then-current Surrender Value, upon written request to our Service Office. If there are Joint Owners, both of you must agree to the withdrawal. We may defer payment of your Surrender Value allocated to the Fixed Account for a period not longer than six months after you request its withdrawal. Payment of amounts from the Variable Account will normally be made within seven days, but may be delayed in certain circumstances. (See "Delay or Suspension of Payments" in the Statement of Additional Information.)

         You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in all Sub-accounts and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

         (1)     Deposits since the last Policy Anniversary; minus
         (2)     Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

         Upon a partial withdrawal, Surrender, or Annuitization We will apply the Surrender Charge Percentage shown on the Policy Specification Page to those Premium Payments received within five years of the partial withdrawal or surrender date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis.

         Full surrenders and partial withdrawals may be subject to the 10% Federal tax penalty on early withdrawals and to income tax. (See "Federal Tax Matters.")

         Surrender Value. The Surrender Value is equal to the Policy Account Value less any applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes. (See "Charges and Deductions.")

         Partial Withdrawal. You may also request to make a Partial Withdrawal, and may direct us to allocate the withdrawal amount among the Fixed Account and the Sub-accounts in a particular manner. If no allocation is specified, the partial withdrawal will be prorated among the Fixed Account and the Sub-accounts based upon your current Policy Account Value allocated to each account.

         Restrictions Under the Texas Optional Retirement Program and Section
403(b) Plans.   The Texas Educational Code permits participants in the Texas
Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

         Similar restrictions apply to variable annuity contracts used as funding vehicles for retirement plans qualifying under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a Section 403(b) plan will prohibit distributions of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

         Restrictions Under Other Qualified Policies.   Other restrictions on
surrenders or with respect to the election, commencement, or distributions of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.


TRANSFERS

         You may transfer all or part of the value of a Sub-account of the Variable Account to one or more of the other Sub-accounts or the Fixed Account at any time prior to the Maturity Date, free of charge. The minimum for each transfer is $50. The transfer will be made as of the date we receive the written request for such transfer at our Service Office.

         The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:



         (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus
         (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
         (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See, "Interest Sweep Program.")

         Transfers may be made by a written request or by calling our Service Office if a written authorization for telephone transfers is on file. We may honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, a personal identification number is required in order to initiate a transfer. We will not be liable for the consequences of a fraudulent telephone transfer request that we believe to be authentic when those procedures have been followed. As a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.

         Each transfer will be made, without the imposition of any fee or charge, at the end of the Valuation Period during which we receive a valid, complete transfer request at our Service Office. We may suspend or modify this transfer privilege at any time, and we may postpone transfers under certain circumstances. (See, "Delay or Suspension of Payments" in the Statement of Additional Information.)


AUTOMATIC REBALANCING, DOLLAR COST AVERAGING, AND INTEREST SWEEP PROGRAMS

         The Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs are three asset allocation programs available to you under the Policy. You may elect to participate in one or more of these programs by filing a written authorization with us. We reserve the right to alter, assess a charge, or terminate these programs upon thirty days advance written notice.

         Under the Automatic Rebalancing Program, you may have automatic transfers made on a monthly, quarterly, semi- annual or annual basis to adjust the values among the Sub-accounts and the Fixed Account to meet your designated Investment Allocation percentages. The allocations are subject to a minimum 5% designated percentage proportion per Sub-account.

         The Dollar Cost Averaging Program is an option under which you may "dollar cost average" your allocations to the Variable Account by authorizing us to make periodic transfers of specific dollar amounts from the Money Market Sub- account to one or more other designated Sub-accounts, on a monthly, quarterly, semi-annual, or annual basis. Each transfer pursuant to this program is subject to the $50 minimum transfer amount. Dollar cost averaging does not guarantee profits, nor does it assure that you will not lose principal.

         The Interest Sweep Program allows you to systematically reallocate interest earnings from the Fixed Account to one or more of the Sub-accounts on a monthly, quarterly, semi-annual, or annual basis to meet your Investment Allocation percentages.

         If a periodic transfer would reduce the value in the Money Market Sub-account below the minimum dollar amount, we reserve the right to transfer the entire remaining Policy Account Value allocated to the Money Market Sub-account. We also reserve the right to establish a minimum Money Market Sub-account balance before allowing you or any other Owner to elect to participate in the Dollar cost Averaging Program.

         Transfers and adjustments pursuant to these Programs will occur on the monthly Policy Anniversary date in the month in which the transaction is to take place, or the next succeeding business day if the monthly Policy Anniversary Date falls on a day other than a Valuation Date.


DEATH BENEFIT

         The Policy pays a Death Benefit to a beneficiary you designate (the "Beneficiary") if any Owner or any Joint Owner dies prior to the Maturity Date while the Policy is in force (unless the Beneficiary is the decedent's spouse, in which case the spouse may elect to continue the Policy in force).

         During the first five years of the Policy, the Death Benefit will be equal to the greater of the Policy Account Value or the value of the cumulative Premium Payments made less cumulative withdrawals. On the fifth Policy Anniversary a "Minimum Guaranteed Death Benefit" is calculated as the greater of these values. Every five years thereafter through the Maturity Date, a new Minimum Guaranteed Death Benefit is calculated as the greater of the current Minimum Guaranteed Death Benefit or the then-current Policy Account Value.

         For Owners up to issue age 75, the Death Benefit will be the highest of:

                 1. the Minimum Guaranteed Death Benefit (increased for Premium Payments made and decreased for cumulative withdrawals since the most recent fifth Policy Anniversary);
                 2.       the Policy Account Value (as of the date of payment);
                          or
                 3. the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).


         For Owners over issue age 75, the Death Benefit is the greater of:

                 1.       the Policy Account Value (as of the date of payment);
                          or
                 2. the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).


         ANLIC will pay the Death Benefit proceeds to the Beneficiary upon receiving due proof of death. The Death Benefit will be paid in a lump sum or under one of the Annuity Payment Options. (See "Annuity Payments.") If you or the Annuitant dies after the Maturity Date, the amount payable, if any, will be as provided in the Annuity Payment Option then in effect.

         If the death of the Annuitant occurs prior to the Maturity Date and the Annuitant is also an Owner or Joint Owner of the Policy, the rules governing distribution of death benefit proceeds in the event of the death of the Owner shall apply. (See "Required Distributions," below.) If there is a surviving Joint Owner at the Annuitant's death, the surviving Joint Owner is the Beneficiary. If, upon your death your spouse, as designated Beneficiary, elects to continue the Policy in accordance with the required distributions rules, the named Beneficiary does not have a right to receive the death benefit proceeds.

         If both Joint Owners die simultaneously, the Death Benefit will be paid to the named Beneficiary.

         If the Owner is a corporation or other entity, the Annuitant will be treated as an Owner for purposes of the timing or the amount of any payout under the Policy.

         As far as permitted by law, the proceeds under the Policy will not be subject to any claim of the Beneficiary's creditors.

REQUIRED DISTRIBUTIONS

         In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

         These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's Designated Beneficiary or over a period not extending beyond his life expectancy.

         If the designated Beneficiary is your surviving spouse, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

         If any Owner or Joint Owner dies prior to the Maturity Date, and if the designated Beneficiary does not elect to receive the Death Benefit in a lump sum at that time, then we will increase the Policy Account Value so that it equals the Death Benefit amount, if that amount is higher than the Policy Account Value. This would occur if the Owner's designated Beneficiary elects to delay receipt of the proceeds for up to five years, or is the deceased Owner's spouse and elects to continue the Policy, or elects to receive the proceeds as Annuity Payments. Any such increase in the Policy Account Value would be paid by us, and allocated to the Sub-accounts in proportion to the pre-existing Policy Account Value unless we are instructed otherwise. Other rules may apply to Qualified Policies.


                             CHARGES AND DEDUCTIONS

         We do not impose any charge or deduction against a Premium Payment prior to its allocation to the Variable Account or the Fixed Account (except for a charge, in some states, for any premium taxes incurred when the Premium Payment is accepted). However, certain charges (explained below) will be deducted in connection with the Policy to compensate us for administering and distributing the Policy, for providing the insurance benefits set forth in the Policy, for assuming certain risks in connection with the Policy, and for any applicable taxes.


ANNUAL POLICY FEE

         An annual charge of $42, which meets the "at cost" standards of Rule 26a-1 under the Investment Company Act of 1940, is deducted to partially compensate us for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy. This deduction will be made from the Sub-accounts in the same proportion that the values in the Sub-accounts bear to the total Variable Account Value. This charge is deducted on each Policy Anniversary, the Maturity Date, and a full surrender.

         The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.


ADMINISTRATIVE EXPENSE CHARGE

         In addition to the Annual Policy Fee, we deduct a monthly charge from the Sub-accounts at an effective annual rate of .10% of the average daily net assets of each Sub-account to partially compensate us for expenses incurred in administering the Variable Account and the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy.

MORTALITY AND EXPENSE RISK CHARGE

         A monthly charge is deducted from the Sub-accounts at an effective annual rate of 1.25% of the average daily net assets of each Sub-account to compensate us for assuming certain mortality and expense risks under the Policy. The Mortality and Expense Risk Charge is guaranteed to decrease by
 .05% on each Policy Anniversary beginning in year 16 until it reaches an effective annual rate of .50% at the end of year 30. There is no Mortality and Expense Risk Charge for amounts in the Fixed Account. We may realize a profit from this charge. However, the level of this charge is guaranteed for the life of the Policy and may not be increased. We will continue to deduct this charge after the Maturity Date.

         The mortality risk we bear arises in part from our obligation to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy) regardless of how long all Annuitants or any individual may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have any adverse effect on the monthly Annuity Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the Death Benefit may be greater than the Policy Account Value. We also assume the risk that the other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.


SURRENDER CHARGE

         If you make partial withdrawals under the Policy, surrender the Policy, or annuitize the Policy, then a Surrender Charge may be imposed, measured as a percent of the Premium Payments included in the withdrawal (in the case of a partial withdrawal) or the amount of the total Premium Payments (in the case of a surrender or annuitizing) as specified in the following table of Surrender Charges:


<Caption
        NUMBER OF POLICY ANNIVERSARIES                                      5 OR
        SINCE RECEIPT OF PREMIUM PAYMENT:   0      1     2     3      4     MORE
       Surrender Charge Rate                8%     8%    8%    6%     4%    none

         Free Withdrawal Amount. You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

         (1)     Deposits since the last Policy Anniversary; minus
         (2)     Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges. However, income taxes and a tax penalty may apply.

         Amounts withdrawn in addition to the Free Withdrawal Amount may be subject to a Surrender Charge. The Surrender Charge is determined by multiplying each Premium Payment included in the withdrawal by the Surrender Charge rate applicable to the year in which the Premium Payment was received.

         For purposes of calculating the Surrender Charge, (1) the oldest Premium Payments will be treated as the first withdrawn; (2) amounts withdrawn up to the Free Withdrawal Amount will not be considered a withdrawal of Premium Payments; and (3) if the Surrender Value is withdrawn or applied under an Annuity Payment Option, the Surrender Charge will apply to all Premium Payments not previously assessed with a Surrender Charge. Thus, the Surrender Charges are applied to Premium Payments on a first-in, first-out basis.

         As shown above, the Surrender Charge percentage varies, depending on the Policy Year in which the Premium Payment included in the withdrawal was made. A Surrender Charge rate of 8% applies to Premium Payments withdrawn that are less than three years old. Thereafter the Surrender Charge rate decreases to 6% in the fourth year and 4% in the fifth year. Amounts representing Premium Payments five years old or older may be withdrawn without charge.

         The Surrender Charge will be deducted from the remaining Policy Account Value, or from the amount paid if the remaining value is insufficient. The Surrender Charge partially compensates us for sales expenses with regard to the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

         The amounts we receive from the Surrender Charge may not be sufficient to cover sales expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the Mortality and Expense Risk Charge). We believe that this distribution financing arrangement will benefit you, the Variable Account, and all other Owners.

   Waiver of Surrender Charges. ANLIC may waive the Surrender Charge described above provided that certain conditions described in the Policy are met, including: (a) you are confined to a "hospital", "nursing home", or a "Long Term Care Facility" (as defined in the Policy) for at least 30 days; (b) written notice and satisfactory proof of confinement are received no later than 91 days after confinement ends; and (c) confinement was recommended by a physician for medically necessary reasons. We will not accept any additional Premium Payments on a Policy after this waiver has been exercised under that Policy.

         This waiver is not available if you were confined to a nursing home, hospital, or Long Term Care Facility on the Policy Date.


PREMIUM TAXES

         We will deduct a charge for any premium taxes when (and if) incurred. Depending on state and local law, premium taxes can be incurred when a Premium Payment is accepted, when Policy Account Value is withdrawn or surrendered, or when annuity payments start.


FEDERAL TAXES

         Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")



FUND EXPENSES

         The value of the assets of the Variable Account will reflect the investment management fee and other expenses incurred by the Portfolios. See the Fund prospectuses for complete information on these fees and expenses.


REDUCTION IN CHARGES FOR CERTAIN GROUPS

         We may reduce or eliminate the Annual Policy Fee, Administrative Expense Charge, or Surrender Charge on policies that have been sold to (1) employees and sales representatives of ANLIC or its affiliates; (2) customers of ANLIC or distributors of the Policies who are transferring existing policy values to a Policy; (3) individuals or groups of individuals when sales of the contract result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where Premium Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

         In no event will reduction or elimination of any fees or charges be permitted where such reduction or elimination will be unfairly discriminatory to any person.


                                ANNUITY PAYMENTS

ELECTION OF AN ANNUITY PAYMENT OPTION

         You have the sole right to elect or change one of the Annuity Payment Options listed below during the lifetime of the Annuitant and prior to the Maturity Date, either in the application or by written request to our Service Office any time at least 30 days before the Maturity Date. We may require the exchange of the Policy for a contract covering the option selected.


MATURITY DATE

         The first annuity payment will be made as of the Maturity Date. You select the Maturity Date in the application for the Policy. You may change the Maturity Date at any time by giving us written notice of the change at least 30 days prior to the new Maturity Date. A Maturity Date may be the first day of any calendar month commencing no later than the first day of the calendar month after the Annuitant's 90th birthday. If the Maturity Date occurs during the first five Policy Years after receipt of a Premium Payment, a Surrender Charge will apply. (See "Charges and Deductions - Surrender Charge.") If the net amount to be applied to an option is less than $2,000 or if payments under any option would be less than $20, we have the right to pay the net amount to be applied to the option to you or the Annuitant in one sum.


AVAILABLE OPTIONS

         On the Maturity Date, the Surrender Value will be applied to make fixed annuity payments. Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed annuity payments do not vary with the investment experience of the Sub-accounts.

         The amount and duration of Annuity Payments will depend on the Annuity Payment Option that you select. Once an Annuity Payment Option is selected, the Surrender Value for the Valuation Period which ends immediately before the Maturity Date will be transferred to our general account and the Annuity Payments will be fixed in amount by the Annuity Payment Option selected and the age and sex (if sex distinction is allowed under state law) of the Annuitant.


ANNUITY PAYMENT OPTIONS

THE ANNUITY PAYMENT OPTIONS CURRENTLY AVAILABLE ARE:

         OPTION A -- INTEREST FOR LIFE. We will pay interest on the amount retained for the lifetime of the Annuitant. At the Annuitant's death, we will pay the principal amount to the Beneficiary or as otherwise agreed.

         OPTION B -- INTEREST FOR A FIXED PERIOD. We will pay interest on the retained amount for a fixed period of not more than 30 years. At the end of the period we will pay the principal amount to you or as otherwise agreed.

         OPTION C -- PAYMENTS FOR A FIXED PERIOD. We will pay the amount retained, with interest, in equal monthly payments, for a period of not more than 30 years. The amount of each payment will be based on a payment schedule set forth in the Policy.

         OPTION D -- PAYMENTS OF A FIXED AMOUNT. We will pay the amount retained, with interest, in equal payments until the amount retained has been paid in full. The total payments in any year must be at least 5% of the amount retained.

         OPTION E -- LIFE INCOME. We will pay the amount retained in monthly installments, adjusted to reflect the crediting of interest as set forth in the Policy, for the guaranteed period elected and continuing during the lifetime of a person that you designate. You may elect to have no guaranteed period or a guaranteed period of 5, 10, or 15 years, or the period in which the total payments would equal the amount retained (an installment refund). If no guaranteed period is elected, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, and so on.

                              FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.


INTRODUCTION

         This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon ANLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         Both Nonqualified Policies and Qualified Policies may be purchased. The Qualified Policies were designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the Policy Account Value, on Annuity Payments and on the economic benefit to an Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.


TAXATION OF ANNUITIES IN GENERAL

         The following discussion assumes that the Policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information describes such qualifications.

         Section 72 of the Code governs taxation of annuities in general.
ANLIC believes that an annuity owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., withdrawals) or as Annuity Payments under the Annuity Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Account Value generally will be treated as a distribution. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income.

         An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the owner's cash value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this rule and you may wish to discuss these with your tax adviser.


         In recent years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities and , there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).


         The following discussion applies to Policies owned by natural persons.


         In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total Policy Account Value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Policy which was not excluded from the individual's gross income ,reduced by the amount of prior distributions that were not included in the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a Qualified Policy with respect to "investment in the contract" as of December 31, 1986, and in other circumstances.

         Generally, in the case of a withdrawal under a Nonqualified Policy before the Maturity Date, amounts received are first treated as taxable income to the extent that the Policy Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

         In the case of a full surrender under a Qualified or Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract".


         Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, generally only the portion of the annuity payment that represents the amount by which the Policy Account Value exceeds the "investment in the contract" will be taxed. For fixed annuity payments under a Nonqualified Policy, in general there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.


         In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
(1) made on or after the taxpayer attains age 59-1/2, (2) made as a result of the owner's death or is attributable to the taxpayer's disability, or (3) received in substantially equal periodic payments as a life annuity.

         The tax rules applicable to a Qualified Policy vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59-1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

         We make no attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under a Qualified Policy may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Qualified Policy comply with applicable law. Purchasers of annuity contracts for use with any qualified retirement plan should consult their legal counsel and tax adviser regarding the suitability of the annuity contract.

         Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy.

         Tax Sheltered Annuity (TSA) Section 403(b) payments made by public school systems and certain tax exempt organizations are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. Code Section 403(b)
(11) restricts the distribution under Code Section 403(b) annuity contracts of:
(1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

         Individual Retirement Annuities ("IRAs") are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with IRA qualification requirements.

         Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. These plans may permit participants to specify the form of investments for their deferred compensation account. All investments under such plans are owned by the sponsoring employer and are subject to the claims of general creditors of the employer until December 31, 1988, or such earlier date as may be established by plan amendment. Amounts deferred under plans created on or after August 20, 1996, however, must be held in trust, custodial account or annuity contract for the exclusive benefit of plan participants and their
beneficiaries.    In general, all amounts received under a Section 457 plan are taxable and are subject to Federal income tax withholding as wages.


         All Nonqualified deferred annuities entered into after October 21, 1988, that are issued by ANLIC (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Policy Owner should consult a competent tax adviser before purchasing more than one annuity contract.

         A transfer or assignment of ownership of a Policy, or designation of an Annuitant or other Beneficiary who is not also the Owner, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or designation should contact a competent tax adviser with respect to the potential tax effects of such transaction.

         Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Policy, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

         As noted above, the foregoing comments about the Federal tax consequences under these Policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each owner of the Policy or recipient of the distribution. A competent tax adviser should be consulted for further information.


                                 VOTING RIGHTS

         To the extent deemed to be required by law, we will vote the Portfolios' shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-accounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

         The number of votes which are available to you will be calculated separately for each Sub-account. That number will be determined by applying your percentage interest, if any, in a particular Sub-account to the total number of votes attributable to that Sub-account. Prior to the Maturity Date, you hold a voting interest in each Sub-account to which your Policy Account Value is allocated. After the Maturity Date, the person receiving variable annuity payments has the voting interest. The number of votes prior to the Maturity Date will be determined by dividing the value of the Policy allocated to the Sub-account by the net asset value per share of the corresponding Portfolio. After the Maturity Date, you have no voting rights.

         The number of votes of a Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

         Portfolio shares attributable to the Policies as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

         Each person having a voting interest in an Sub-account will receive proxy material, reports and other materials relating to the appropriate Portfolio.


                                PERFORMANCE DATA

         We may advertise yields and total returns for the Sub-accounts. In addition, we may advertise the effective yield of the Money Market Sub-account. These figures will be based on historical earnings and are not intended to indicate future performance.

         The yield of the Money Market Sub-account refers to the annualized income generated by an investment in the Sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The total return calculation of a Sub-account other than the Money Market Sub-account assumes an investment has been held in the Sub-account for various periods of time including: (a) one year; (b) five years; (c) ten years; and (d) a period measured from the date the Sub-account commenced operations. The total return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redeemable value of that investment as of the last day of each of the periods referenced above. Total return figures in non-standard formats for the Sub-accounts other than the Money Market Sub-account may also be disclosed from time to time. The non-standard total return will assume that no surrender occurs at the end of the applicable period. All non-standard performance data disclosed will be accompanied by standard performance data for the same period.

         ANLIC may also advertise performance figures for the Sub-accounts based on the performance of a Portfolio prior to the time the corresponding Sub-account commenced operations.

         Performance data calculations are discussed in further detail in the Statement of Additional Information.


                               PUBLISHED RATINGS


         We may publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to ANLIC by one or more independent insurance industry analyst or rating organizations such as A. M. Best Company, Standard & Poor's Ratings Group, and Weiss Research, Inc. These ratings reflect the current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, or safety (or lack thereof) of the Variable Account. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. These ratings should not be considered as bearing on the investment performance of the assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.






                               LEGAL PROCEEDINGS


         There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                              FINANCIAL STATEMENTS


         The financial statements for ANLIC and the Variable Account (as well as the Auditors' Report thereon) are in the Statement of Additional Information.



                                 ADMINISTRATION

         We have contracted with Financial Administrative Services, Inc. ("FAS"), having its principal place of business at 95 Bridge Street, Haddam, Connecticut, for it to provide us with certain administrative services for the Policies. Pursuant to the terms of a Service Agreement, FAS will act as a record keeping service agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. FAS, under our guidance and direction, will perform Administration functions including: generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to us.


                                 POLICY REPORTS

         At least once each Policy Year a statement will be sent to you describing the status of the Policy, including setting forth the current Death Benefit, the current Policy Account Value, the value in the Fixed Account, the value in each Sub-account, Premium Payments paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Surrender Value. In addition, a statement will be sent to your showing the status of the Policy following the transfer of amounts from one Sub-account to another, a partial surrender and the payment of any Premium Payments (excluding those paid by bank draft). You may request that a similar report be prepared at other times. We may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

         You will be sent a semi-annual report containing the financial statements of the Funds as required by the 1940 Act.


                                STATE REGULATION

         We are subject to regulation and supervision by the Insurance Department of the Commonwealth of Virginia which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                    EXPERTS

         The statements of financial condition - statutory basis of ANLIC as of December 31, 1996 and 1995 and the related statutory-basis statements of operations and changes in capital and surplus and cash flows for the years then ended and the financial statements of the Variable Account as of December 31, 96 and for the period indicated therein as found in the Statement of Additional Information have been included herein in reliance upon the report of Coopers & Lybrand LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


                                 LEGAL MATTERS


          Jorden Burt Berenson & Johnson LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities laws applicable to the issue and sale of the Policies. Matters of the Commonwealth of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Ellen Jane Abromson, our Legal Officer.

                             ADDITIONAL INFORMATION

         A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                      STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

       GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . .        B - 3
             The Policy  . . . . . . . . . . . . . . . . . . .        B - 3
             Misstatement of Age or Sex  . . . . . . . . . . .        B - 3
             Nonparticipating  . . . . . . . . . . . . . . . .        B - 3
             Periodic Reports  . . . . . . . . . . . . . . . .        B - 3
             Policy Dates  . . . . . . . . . . . . . . . . . .        B - 3
             Termination . . . . . . . . . . . . . . . . . . .        B - 3
             Owner and Joint Owner . . . . . . . . . . . . . .        B - 4
             Beneficiary Change  . . . . . . . . . . . . . . .        B - 4
             Assignment  . . . . . . . . . . . . . . . . . . .        B - 4
             Delay or Suspension of Payments . . . . . . . . .        B - 4
       ACCUMULATION UNITS  . . . . . . . . . . . . . . . . . .        B - 5
             Accumulation Units  . . . . . . . . . . . . . . .        B - 5
             Net Investment Factor . . . . . . . . . . . . . .        B - 5
       FIXED ACCOUNT . . . . . . . . . . . . . . . . . . . . .        B - 5
             General Description . . . . . . . . . . . . . . .        B - 6
             Transfer Limitation . . . . . . . . . . . . . . .        B - 6
             Fixed Account Value . . . . . . . . . . . . . . .        B - 6
       SURRENDER CHARGE CALCULATION                                   B - 7
       PERFORMANCE DATA CALCULATIONS . . . . . . . . . . . . .        B - 8
             Money Market Sub-account's Yield Calculation             B - 8
             Other Sub-accounts' Yield Calculations  . . . . .        B - 9
             Average Annual Total Return Calculations  . . . .        B - 9
             Cumulative Total Return Calculations  . . . . . .        B - 10
       PERFORMANCE FIGURES . . . . . . . . . . . . . . . . . .        B - 10
             Average Annual Return . . . . . . . . . . . . . .        B - 10
       FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . .        B - 12
             Taxation of ANLIC . . . . . . . . . . . . . . . .        B - 12
             Tax Status of the Policies  . . . . . . . . . . .        B - 12
             Withholding . . . . . . . . . . . . . . . . . . .        B - 12
       ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS              B - 12
       DISTRIBUTION OF THE POLICIES  . . . . . . . . . . . . .        B - 13
       STATE REGULATION  . . . . . . . . . . . . . . . . . . .        B - 13
       RECORDS AND REPORTS . . . . . . . . . . . . . . . . . .        B - 13
       LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . .        B - 14
       EXPERTS . . . . . . . .                                        B - 14
       OTHER INFORMATION                                              B - 14
       FINANCIAL STATEMENTS                                           B - 14

Front side of postcard:

                                                                    Place
                                                                    STAMP
                                                                    Here

   ACACIA NATIONAL LIFE INSURANCE COMPANY
   Variable Product Service Center
   P.O. Box 79574 Baltimore, Maryland  21279-0574

Back side of postcard:

   Allocator 2000 Annuity Logo
   (Put in the upper left corner)

         [ ]  I wish to receive the Statement of Additional Information.

         Send To:
                 ----------------------------------------------------

         Name:
              -------------------------------------------------------

         Address:
                 ----------------------------------------------------


         ------------------------------------------------------------

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
        ALLOCATOR 2000 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY

                                   OFFERED BY

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Allocator 2000 Flexible Premium Deferred Variable Annuity Policy ("Policy") offered by Acacia National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997, by writing to the Acacia National Life Insurance Company Service Office, P.O. Box 79574, Baltimore, Maryland 21279-0574 or telephoning 1-800-369-9407. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.



                               Dated: May 1, 1997

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . .                    B - 3
         The Policy . . . . . . . . . . . . . . . . . .                    B - 3
         Misstatement of Age or Sex . . . . . . . . . .                    B - 3
         Nonparticipating . . . . . . . . . . . . . . .                    B - 3
         Periodic Reports . . . . . . . . . . . . . . .                    B - 3
         Policy Dates . . . . . . . . . . . . . . . . .                    B - 3
         Termination  . . . . . . . . . . . . . . . . .                    B - 3
         Owner and Joint Owner  . . . . . . . . . . . .                    B - 4
         Beneficiary Change . . . . . . . . . . . . . .                    B - 4
         Assignment . . . . . . . . . . . . . . . . . .                    B - 4
         Delay or Suspension of Payments  . . . . . . .                    B - 4
ACCUMULATION UNITS  . . . . . . . . . . . . . . . . . .                    B - 5
         Accumulation Units . . . . . . . . . . . . . .                    B - 5
         Net Investment Factor  . . . . . . . . . . . .                    B - 5
FIXED ACCOUNT . . . . . . . . . . . . . . . . . . . . .                    B - 5
         General Description  . . . . . . . . . . . . .                    B - 6
         Transfer Limitation  . . . . . . . . . . . . .                    B - 6
         Fixed Account Value  . . . . . . . . . . . . .                    B - 6
SURRENDER CHARGE CALCULATIONS. . .                                         B - 7
PERFORMANCE DATA CALCULATIONS. . .                                         B - 8
         Money Market Sub-account's Yield Calculation                      B - 8
         Other Sub-accounts' Yield Calculations . . . .                    B - 9
         Average Annual Total Return Calculations . . .                    B - 9
         Cumulative Total Return Calculations . . . . .                    B - 10
PERFORMANCE FIGURES . . . . . . . . . . . . . . . . . .                    B - 10
         Average Annual Return  . . . . . . . . . . . .                    B - 10
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . .                    B - 12
         Taxation of ANLIC  . . . . . . . . . . . . . .                    B - 12
         Tax Status of the Policies . . . . . . . . . .                    B - 12
         Withholding  . . . . . . . . . . . . . . . . .                    B - 12
ADDITION, DELETION OR SUBSTITUTION OF
   INVESTMENTS  . . . . . . . . . . . . . . . . . . . .                    B - 12
DISTRIBUTION OF THE POLICIES  . . . . . . . . . . . . .                    B - 17
STATE REGULATION  . . . . . . . . . . . . . . . . . . .                    B - 13
RECORDS AND REPORTS . . . . . . . . . . . . . . . . . .                    B - 13
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . .                    B - 14
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . .                    B - 14
OTHER INFORMATION . . . . . . . . . . . . . . . . . . .                    B - 14
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . .                    B - 14

         Throughout this Statement of Additional Information, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.


                               GENERAL PROVISIONS

THE POLICY

         The Allocator 2000 Annuity (the "Policy") is a flexible premium deferred variable annuity policy.

    (a) The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

    (b) Before it will issue a Policy, we must receive a completed Policy Application. A minimum Premium Payment of $300 during the first Policy year is required.

    (c) The Policy and the copy of the Application attached thereto (except as otherwise may be required by law), and any applicable riders are the entire contract. Only our Elected Officers can agree to change or waive any provisions of the Policy. Any change or waiver must be in writing and signed by such Elected Officer.


MISSTATEMENT OF AGE OR SEX

         If the age or sex of the Annuitant has been misstated, the benefits payable under the Policy will be equal to the benefits which the Premium Payments would have provided for the correct age or sex (if such distinction based upon sex is allowed by law).

         We may require proof of the age of the Annuitant before making any Annuity Payments provided for by the Policy.


         If a misstatement of age or sex results in monthly income payments that are too large, the overpayments will be deducted from future payments. If we have made payments that are too small, the underpayment will be added to the next payment. Adjustments for overpayments or underpayment will include the compound interest rate used to determine the Annuity Payments.


NONPARTICIPATING

         No dividends will be paid. Neither you nor the Beneficiary will have the right to share in our surplus earnings or profits.


PERIODIC REPORTS

         At least once each Policy year we will send you a statement showing your Policy Account Value as of a date not more than two months prior to the date of mailing. We will also send such statements as may be required by applicable state and federal laws, rules, and regulations.


POLICY DATES

         Policy months, years and Policy Anniversaries are measured from the Policy Date shown on the Policy.

TERMINATION

         The Policy will remain in force until surrendered for its Surrender Value, an Annuity Payment Option has been elected, or the Death Benefit has been paid.

         After the first five Policy years, we may cancel the Policy if for two subsequent years you have not made any Premium Payments and the Policy Account Value is less than $2,000 or would provide for less than $20 monthly payments under any Annuity Payment Option. We will then pay you the Surrender Value in one lump sum.


OWNER AND JOINT OWNER

         The Owner is the individual named as such in the Application or in any later change shown in ANLIC's records. There may be Joint Owners. Prior to the Maturity Date and during any Annuitant's lifetime, only the Owner has the right to receive all benefits and may exercise the rights under this Policy. If there are Joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

         If the Annuitant is not an Owner and the Annuitant dies before the Maturity Date, the Owner may name a new Annuitant. If the Owner doesn't name a new Annuitant, the Owner will become the Annuitant. If one of the Joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.

         Joint Owners are not permitted for Policies issued in connection with Qualified Plans. If there are Joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.


BENEFICIARY CHANGE

         You may change the named Beneficiary by sending a written request in a form acceptable to us to our Service Office unless the Beneficiary is irrevocable. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by joint written request from you and such named Beneficiary.

         You need not send us the Policy unless we request it. When recorded and acknowledged by us, the change will be effective as of the date you signed the request. The change will not apply to any payments made or other action taken by us before we recorded and acknowledged the request.


ASSIGNMENT

         You may assign this policy as collateral, unless prohibited elsewhere in this Policy or applicable rider. We will not be bound by the Assignment until a copy is filed with us. We assume no responsibility for determining whether an Assignment is valid or the extent of the assignee's interest.

         No Beneficiary may assign any benefits under the Policy until they are due, and to the extent permitted by law payments are not subject to the debts of any Beneficiary nor to any judicial process for payment of the Beneficiary's debts.


DELAY OR SUSPENSION OF PAYMENTS

         We will normally pay a surrender or any withdrawal within seven days after we receive your Written Request in our Service Office. However, transfers and payment of any amount from the Sub-accounts of the Variable Account may be delayed or suspended whenever:

     a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("Commission");

     b) the Commission by order permits postponement for the protection of Owners; or

     c) an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the Sub-accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

         Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

         Payments under the Policy of any amounts derived from Premium Payments paid by check may be delayed until such time as the check has cleared your bank.


                               ACCUMULATION UNITS

ACCUMULATION UNITS

         An Accumulation Unit is an accounting unit of measure used to calculate the value of your interest in Sub- accounts of the Variable Account. The portion of a net Premium Payment that you allocate to a Sub-account of the Variable Account is credited as Accumulation Units in that Sub-account. Similarly, the value that you transfer to a Sub- account of the Variable Account is credited as Accumulation Units in that Sub-account. The number of Accumulation Units to be credited to the Policy for each Sub-account is determined by dividing (1) the net Premium Payments allocated to each Sub-account by (2) the Accumulation Unit Value for that Sub-account for the Valuation Period during which we received the Premium Payment or transfer request at our Service Office, or in the case of the initial Premium Payment, for the Valuation Period during which the Application is accepted.


         The value of an Accumulation Unit for each Sub-account was initially arbitrarily set at ten dollars $10 when the first investments were bought except the Acacia Capital Corporation Calvert Responsibly Inested Money Market Sub- account which was set at one dollor ($1). The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for a Sub-account for the last prior Valuation Period by such Sub-account's "net investment factor" for the following Valuation Period. Like the Policy Account Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.



NET INVESTMENT FACTOR

         The "net investment factor" is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. The net investment factor may be greater or less than one, so the value of a Sub-account may increase or decrease.

         The net investment factor for each Sub-account for any Valuation Period is determined by dividing (a) by (b), where:

         (a) is the net result of:

                 (1) the net asset value per share of the Portfolio shares held in the Sub-account determined as of the end of the current Valuation Period; plus

                 (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                 (3) a per unit charge or credit for any taxes incurred by or reserved for in the Sub-account, which is determined by ANLIC to have resulted from the maintenance of the Sub-account; and

         (b)  is the net result of:

                 (1) the net asset value per share of the Portfolio shares held in the Sub-account, determined as of the end of the immediately preceding Valuation Period; plus or minus

                 (2) the per unit charge or credit for any taxes reserved for the immediately preceding Valuation Period.

                                 FIXED ACCOUNT

         This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.

         Premium Payments allocated and amounts transferred to the Fixed Account become part of the General Account assets of ANLIC. Interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and ANLIC has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.


GENERAL DESCRIPTION

         The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.

         The General Account is supported by ANLIC's assets that are held in the General Account. Premium Payments applied and any amounts transferred to the General Account are credited with a fixed rate of interest for a specified period. This is the account known as the "Fixed Account".

         The allocation of Premium Payments and/or transfer of Policy Account Value to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, the guaranteed interest rate used in the calculation of the Fixed Account Value is the amount stated in the Policy, compounded annually, or any higher amount of interest in excess of the guaranteed rate may be used in the calculation of the Fixed Account Value at such times and in such a manner as we may determine. Interest rates will be determined on no less than an annual basis.


         Prior to the Maturity Date you may elect to allocate net Premium Payments to the Fixed Account or to transfer Accumulation Value to or from the Fixed Account (subject to certain restrictions upon transfers from the Fixed Account, as discussed, below).


TRANSFER LIMITATION

         The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

(1)  Account Value of the Fixed Account as of the last Policy Anniversary; plus
(2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
(3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See "Interest Sweep Program" in the prospectus.)


FIXED ACCOUNT VALUE

         We will credit all net Premium Payments allocated to the Fixed Account to your Fixed Account Value. The Fixed Account Value at any time equals:

     (1) The net Premium Payments allocated to the Fixed Account; plus
     (2) The total of all amounts transferred to the Fixed Account from the Variable Account; minus
     (3) The total of all amounts transferred from the Fixed Account to the Variable Account, minus
     (4) The total of all Policy fees attributable to the Fixed Account; minus
     (5) The total of all partial withdrawals from the Fixed Account (including any Surrender charges); plus
     (6) Interest.

     ANLIC'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. ANLIC CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES, EXCEPT THAT ANLIC GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 4% PER YEAR COMPOUNDED ANNUALLY. THE OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 4% PER YEAR.

                          SURRENDER CHARGE CALCULATION

         Owners may, prior to the earlier of the Maturity Date or death, withdraw 100% of earnings (since the last Policy Anniversary) in all Sub-accounts of the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

(1)      Deposits since the last Policy Anniversary; minus
(2)      Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

         Upon a Partial Withdrawal, Surrender, or Annuitization We will apply the Surrender Charge Percentage shown below to those Premium Payments received within five years of the Partial Withdrawal or Surrender or Annuitization Date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis.

         Surrender Charges are assessed on Premium Payments made within five years of a surrender or partial withdrawal. To determine the Surrender Charge for a particular Premium Payment, the Surrender Charge percentage is multiplied by the Premium Payment less any withdrawals previously allocated to the Premium Payment. The total Surrender Charge is then determined by summing the previous result over all Premium Payments used in the calculation. The Surrender Charge will be based on the excess of the Surrender amount over the Free Withdrawal Amounts. This excess is distributed over the Premium Payments on a first-in, first-out basis until the excess is exhausted. Partial surrenders will be charged based on the above method. There are no Surrender Charges assessed on distributions made pursuant to the death of the Owner. The Surrender Charge percentages are as follows:

                    Years 1-3           8%
                    Year 4              6%
                    Year 5              4%
                    Year 6              0%

                                        EXAMPLE:


                       PREMIUM PAYMENTS:
                  02/10/90           $4,000
                  12/10/90           $1,000
                  06/02/91           $1,500
                  08/21/92           $3,000
                  10/02/95           $2,000
                  01/12/95           $1,000

WITHDRAWAL ONE - 05/12/92

       Requested Withdrawal Amount (not including the                                            $3,000.00
       Surrender Charge)
       Policy Account Value (before withdrawal)                                                   7,114.45
       Policy Year Gain (free of charge)                                                            109.22
       Gross Premium Payments                                                                     6,500.00
       10% Free Withdrawal Amount                                     6,500 X 0.10 =                650.00
       Total Free Amount                                              109.22 + 650 =                759.22
       Non-Free Amount                                              3,000 - 759.22 =              2,240.78



                                                                                         SURRENDER         SURRENDER
      PREMIUM PAYMENT                                                        CHARGE %            CHARGE
      ---------------                                                        --------            ------
       $4,000                                                  x                 .08         =       320.
        1,000                                                  x                 .08         =        80.
        1,500                                                  x                 .08         =       120.
      Total Surrender Charge                                                                         520.
      Partial Surrender Charge                                        (2,240.78/.92) x .08  =        194.85
      Total Withdrawal                                                                             3,194.85
      Policy Account Value (after withdrawal)                                                      3,919.60

         Only those Premium Payments made before 5/12/92 will be used to determine the Surrender Charge. The $3,000 withdrawal is less than the first Premium Payment, therefore, we will use the Surrender Charge percentage on that Premium Payment. However, it seems that we are applying one surrender Charge percentage for all premiums. The reason is that the Surrender Charge for the first three years is 8%.

         Assume that your Policy Account Value is split among four Sub-accounts in the following proportions:

       Sub-account 1                                 $    784.02                 .1102%
       Sub-account 2                                    3,111.15                 .4373%
       Sub-account 3                                    1,730.23                 .2432%
       Sub-account 4                                    1,489.05                 .2093%
                                                        --------                 ------
                                                      $ 7,114.45                 1.000%

The process for allocating the Surrender Charge among the Sub-accounts is as follows:

       .1102  Sub-account 1              $     784.01     - 12.04 =       $   771.97
       .4373  Sub-account 2                  3,111.15     - 47.76 =         3,063.39
       .2432  Sub-account 3                  1,730.23     - 26.56 =         1,703.67
       .2093  Sub-account 4                  1,489.05     - 22.86 =         1,466.19
       .1102  Sub-account 1                    771,97     - 71.63 =           700.34
       .4373  Sub-account 2                  3,063.39    - 284.25 =         2,779.14
       .2432  Sub-account 3                  1,703.67    - 158.08 =         1,545.59
       .2093  Sub-account 4                  1,466.19    - 136.04 =         1,330.15
       .1102  Sub-account 1                    700.34    - 268.41 =           431.93
       .4373  Sub-account 2                  2,779.14  - 1,065.10 =         1,714.04
       .2432  Sub-account 3                  1,545.59  -   592.35 =           953.25
       .2093  Sub-account 4                  1,330.15  -   509.78 =           820.38
                                                                              ------
                                                                          $ 3,919.60

                         PERFORMANCE DATA CALCULATIONS

         We may advertise the yield and effective yield of the Acacia Capital Corporation Calvert Responsibly Invested Money Market Sub-account (the "Money Market Sub-account"). In addition, we may advertise yield and the total returns for other Sub-accounts. All performance data calculations for Sub-accounts or the Variable Account will be in accordance with SEC regulations.


MONEY MARKET SUB-ACCOUNT'S YIELD CALCULATION

         In accordance with regulations adopted by the SEC, if we disclose the annualized yield of the Money Market Sub- account for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the Money Market Portfolio or on its portfolio securities. The annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-account at the beginning of the seven-day period, dividing the net change in Sub-account Value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Sub-account Value reflects the deduction for the Mortality and Expense Risk Charge and the Administration Fee as well as reflecting income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-account will be lower than the yield for the Money Market Portfolio of the Fund.

         The SEC also permits us to disclose the effective yield of the Money Market Sub-account for the same seven-day period, determined on a weekly-compounded basis. The effective yield is calculated by compounding the base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:


         Effective Yield  =  [(Base period return + 1)(365/7) ] - 1

         The actual yield of the Money Market Sub-account is affected by: (l) changes in interest rates on money market securities; (2) the average portfolio maturity of the Money Market Portfolio; (3) the types and quality of securities held by the Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Money Market Sub- account normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.


OTHER SUB-ACCOUNTS' YIELD CALCULATIONS

         We may from time to time advertise or disclose the annualized yield for each Sub-account other than the Money Market Sub-account for 30-day (or one-month) periods. Calculation of the yield of a Sub-account begins with the income generated by an investment in the Sub-account over a specific 30-day (or one-month) period. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one-month) period is assumed to be generated during, and reinvested at the end of, each such period over a 360-day (or twelve-month) year. The 30-day (or one-month) yield is calculated according to the following formula:

Yield  =  2[(a-b/cd + 1)(6)  - 1]

where

a = net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-account;

b =  expenses accrued for the period (net of reimbursements);

c = the average daily number of Accumulation Units outstanding during the period; and

d = the maximum offering price per Accumulation Unit (i.e., net asset value per Accumulation Unit) the last day in the period.

         Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charge that may be applicable to a particular Policy. Surrender Charges range from 8% to 0% of the Premium

Payments included in the Withdrawal, depending on the number of years since each Premium Payment was received. The yield on amounts held in the Sub-accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-account's actual yield is affected by the types and quality of the Portfolio's investments and the Portfolio's operating expenses.


AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

         For each Sub-account other than the Money Market Sub-account, an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one-, five-, and ten- year periods (or, where a Sub-account has been in existence for a period less than one, five, or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value (i.e., Surrender Value), according to the following formula:

                 P(1 + T)(n)     =  ERV
where

P =      a hypothetical initial Premium Payment of $1,000;

T =      average annual total return;

n =      number of years in the period; and

ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion thereof) at the end of such period.

         All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Surrender Charges that may be applicable due to surrender of the Policy at the end of a particular period.

         From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Surrender Charge of 0%.


CUMULATIVE TOTAL RETURN CALCULATIONS

         We may from time to time also disclose cumulative total return for each Sub-account in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula:

         CTR = (ERV / P) - 1

 where

CTR = the cumulative total return net of Sub-account recurring charges for the period;

ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the one-, five-, or ten-year period (or fractional portion thereof) at the end of such period; and

P =      a hypothetical initial Premium Payment of $1,000.


                              PERFORMANCE FIGURES


         The performance information provided below reflects only the performance of a Policy's allocation to the stated Sub-account during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

         The yield for the Money Market Sub-account for the seven-day period ending December 31, 1996, on an annualized basis, was 2.68%. The effective yield for the Money Market Sub-account for the seven-day period ending December 31, 1996, on an annualized basis, was 2.71%.



                 AVERAGE ANNUAL TOTAL RETURN - STANDARD FORMAT



 Fund Name                              From the       From the Date of      For the 1-year     For the 5-      For the 10-
                                        Date of        Inception of the      period ended       year period     year period
                                        Inception of   Portfolio*            12/31/96*          ended           ended
                                        the                                                     12/31/96*       12/31/96*
                                        Portfolio
                                        Sub-account
 Alger American Growth                  4.75          17.22                 4.72              15.2            N/A
 Alger American MidCap Growth           0.28          17.2                  3.27              N/A             N/A
 Alger American Small Cap Growth      -14.37          18.78                -4.45               9.59           N/A
 Acacia Capital Corporation CRI         2.82           8.98                 3.99               9.02            9.68
 Balanced
 Acacia Capital Corporation CRI         2.48          19.19                25.83              N/A             N/A
 Strategic Growth
 Acacia Capital Corporation CRI         N/A            8.72                -2.04               6.7            N/A
 Global Equity
 Acacia Capital Corporation CRI         N/A            9.67                -1.23               9.08           N/A
 Capital Accumulation
 Dreyfus Stock Index                   15.72          12.26                13.91              13.21           N/A
 Neuberger & Berman Ltd Mat Bond      -14.05           6.85                -4.32               3.89            6.85
 Neuberger & Berman Growth Portfolio    6.5           11.39                 0.51               8.4            11.39
 Oppenheimer Capital Appreciation       N/A           14.23                11.59              15.26           15.07
 Oppenheimer Growth                     N/A           13.09                16.57              14.81           12.89
 Oppenheimer Growth and Income          N/A           34.99                23.88              N/A             N/A
 Oppenheimer Strategic Bond             N/A            4.68                 3.44              N/A             N/A
 Oppenheimer High Income                N/A           12.03                 6.63              13.45           12.46
 Strong International Fund II         -15.1            2.33                 1.75              N/A             N/A
 Strong Discovery Fund II               0.04          10.3                 -7.82              N/A             N/A
 Van Eck Worldwide Hard Assets Fund    -7.95           6.1                  9.41              13.12           N/A




* The inception date of the policies is September 10, 1996. Performance data for earlier periods are hypothetical figures based on the performance of the Fund in which the policy assets may be invested.



         The annual policy charge is converted into a percentage of account value charge by assuming an average policy account value of $50,000.

               ANNUAL AVERAGE TOTAL RETURN - NON STANDARD FORMAT

                    THIS FORMAT ASSUMES NO SURRENDER CHARGE



 Fund Name                              From the       From the Date of      For the 1-year     For the 5-      For the 10-
                                        Date of        Inception of the      period ended       year period     year period
                                        Inception of   Portfolio*            12/31/96*          ended           ended
                                        the                                                     12/31/96*       12/31/96*
                                        Portfolio
                                        Sub-account
 Alger American Growth                  31.31          17.22                 11.92              15.2            N/A
 Alger American MidCap Growth           26.08          22.65                 10.47              N/A             N/A
 Alger American Small Cap Growth         8.88          18.78                  2.75               9.59           N/A
 Acacia Capital Corporation CRI         29.05           8.98                 11.19               9.02            9.68
 Balanced
 Acacia Capital Corporation CRI         28.65          22.61                 33.03              N/A             N/A
 Strategic Growth
 Acacia Capital Corporation CRI         N/A             9.28                  5.16               6.7            N/A
 Global Equity
 Acacia Capital Corporation CRI         N/A             9.67                  5.97               9.08           N/A
 Capital Accumulation
 Dreyfus Stock Index                    44.08          12.26                 21.11              13.21           N/A
 Neuberger & Berman Ltd Mat Bond         9.26           6.85                  2.88               3.89            6.85
 Neuberger & Berman Growth Portfolio    33.34          11.39                  7.71               8.4            11.39
 Oppenheimer Capital Appreciation       N/A            14.23                 18.79              15.26           15.07
 Oppenheimer Growth                     N/A            13.09                 23.77              14.81           12.89
 Oppenheimer Growth and Income          N/A            39.11                 31.08              N/A             N/A
 Oppenheimer Strategic Bond             N/A             5.92                 10.64              N/A             N/A
 Oppenheimer High Income                N/A            12.03                 13.83              13.45           12.46
 Strong International Fund II            8.01           9.54                  8.95              N/A             N/A
 Strong Discovery Fund II               25.8           10.86                 -0.62              N/A             N/A
 Van Eck Worldwide Hard Assets Fund     16.43           6.81                 16.61              13.12           N/A




* The inception date of the policies is September 10, 1996. Performance data for earlier periods are hypothetical figures based on the performance of the Fund in which the policy assets may be invested.



        The annual policy charge is converted into a percentage of account value charge by assuming an average policy account value of $50,000.



                              FEDERAL TAX MATTERS

TAXATION OF ANLIC

         ANLIC is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Account is not an entity separate from ANLIC and its operations form a part of ANLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Account Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, we believe that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

TAX STATUS OF THE POLICIES

         Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under
Section 72 of the Code. The Variable Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. We do not control any of the Funds or their Portfolios' investments. However, we have entered into an agreement regarding participation in each Fund, which requires each participating Portfolio of the Funds to be operated in compliance with the diversification requirements prescribed by the Treasury.

         In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Account Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

WITHHOLDING

         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Generally, the recipient is given the opportunity to elect not to have tax withheld from distributions. However, certain distributions from Section 401(a) and 403(b) plans are subject to mandatory withholding.


              ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

         We cannot guarantee that shares of the Portfolios currently being offered will be available in the future for investment of Premium Payments or for transfers. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Funds that are held by the Variable Account (or any Sub-account) or that the Variable Account (or any Sub-account) may purchase. We reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any of the Funds or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Sub-account. We will not substitute any shares attributable to an Owner's interest in a Sub-account without notice and prior approval of the Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

         We also reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new Portfolio of one of the Funds, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by us. We may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

         In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.


                          DISTRIBUTION OF THE POLICIES

         Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell our variable annuity insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have Selling Agreements with TAG or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. TAG, whose address is 51 Louisiana Avenue, N.W., Washington, D.C. 20001, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is an indirect wholly-owned subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement with ANLIC. The Policies are offered and sold only in those states where their sale is lawful.

         We will refund any Premium Payments paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is cancelled during the Free Look Period.

         Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. Agent commissions will vary, but in any event will not exceed 5% of Premium Payments made:


                                STATE REGULATION

         We are subject to the insurance laws and regulations of states within which we are licensed or may become licensed to operate. Generally, the insurance department of a state applies the laws of the state of the insurance company's domicile in determining permissible investments by that insurance company. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by the state in which it is delivered.


                              RECORDS AND REPORTS

         All records and accounts relating to the Variable Account will be maintained by ANLIC. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.


                                 LEGAL MATTERS


         Legal advice regarding certain matters relating to federal securities laws applicable to the issuance of the Policy described in the Prospectus have been provided by Jorden Burt Berenson & Johnson LLP of Washington, D.C.



                                    EXPERTS


         The statements of financial condition - statutory basis of ANLIC as of December 31, 1995 and 1996 and the related statutory basis statements of operations and changes in capital and surplus and cash flows for the years then ended have been included herein in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                               OTHER INFORMATION

         A Registration Statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.


                              FINANCIAL STATEMENTS

         The financial statements of ANLIC, which are included in this Statement of Additional Information, should be considered only as bearing on ANLIC's ability to meet ANLIC's obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                         FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS (STATUTORY BASIS)




ACACIA NATIONAL LIFE INSURANCE COMPANY




DECEMBER 31, 1996 AND 1995




Report of Independent Accountants....................................1-2
Statements of Financial Condition......................................3
Statements of Operations and Changes
   in Capital and Surplus..............................................4
Statements of Cash Flows...............................................5
Notes to Financial Statements.......................................6-15
Supplemental Schedule of Assets and Liabilities....................16-18

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statutory statements of financial condition of Acacia National Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated February 14, 1996, we expressed our opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia ("SAP") presented fairly, in all material respects, the financial position of Acacia National Life Insurance Company as of December 31, 1995, and the results of its operations, and its cash flows for the year then ended in conformity with generally accepted accounting principles ("GAAP"). As described in Note 1 to the financial statements, financial statements of mutual life insurance enterprises and their stock life insurance subsidiaries issued or reissued after 1996, and prepared in accordance with SAP, are no longer considered to be presentations in conformity with GAAP. Accordingly, our present opinion on the 1995 financial statements as presented herein is different from that expressed in our previous report.

As described more fully in Note 1 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation of Commission, Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Acacia National Life Insurance Company as of December 31, 1996 and 1995 or the results of its operations or its cash flows for the years then ended.

In our opinion, however, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by the National Association of Insurance Commissioners. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.




Washington, D.C.
February 18, 1997

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF FINANCIAL CONDITION (STATUTORY BASIS)




                                                                                                    DECEMBER 31,
                                                                                       1996                         1995
                                                                                 -------------------           -------------------
                                                                                                    (IN THOUSANDS)
ASSETS
Debt securities                                                                  $          596,394          $            484,895
Equity securities                                                                             2,405                         2,272
Policy loans                                                                                  8,091                         6,701
Cash and cash equivalents                                                                    16,246                        19,987
Accrued investment income                                                                    10,520                         8,558
Separate account assets                                                                       6,433                             3
Other assets                                                                                  2,718                         1,146
                                                                                 -------------------         ---------------------
                                                              TOTAL ASSETS       $          642,807          $            523,562
                                                                                 ===================         =====================


LIABILITIES
Insurance and annuity reserves                                                   $          539,065          $            447,081
Deposit administration contracts and other
    deposit reserves                                                                         25,659                        24,683
Other policyowner funds                                                                      19,633                        14,405
Policy claims                                                                                 2,821                           880
Interest maintenance reserve                                                                  2,230                         2,213
Asset valuation reserve                                                                       5,712                         4,645
Separate account liabilities                                                                  6,433                             3
Other liabilities                                                                            11,613                         2,877
                                                                                 -------------------         ---------------------
                                                         TOTAL LIABILITIES                  613,166                       496,787

STOCKHOLDER'S EQUITY
Preferred stock, 8% non-voting, non-cumulative, $1,000 par value,
     10,000 shares authorized; 6,000 shares issued and outstanding                            6,000                          ---
Common stock, $170 par value; 15,000 shares authorized
     issued and oustanding                                                                    2,550                         2,550
Additional paid-in capital                                                                   13,450                         7,450
Surplus                                                                                       7,641                        16,775
                                                                                 -------------------         ---------------------
                                                TOTAL STOCKHOLDER'S EQUITY                   29,641                        26,775
                                                                                 -------------------         ---------------------
                                TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY       $          642,807          $            523,562
                                                                                 ===================         =====================

SEE NOTES TO FINANCIAL STATEMENTS.
                                       3

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS (STATUTORY BASIS)



                                                                                          FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                 1996                             1995
                                                                           ------------------              -------------------
                                                                                              (IN THOUSANDS)
INCOME
Premiums and annuity considerations                                        $          42,444                $          41,281
Net investment income                                                                 45,701                           40,888
Supplementary contracts                                                               12,589                            9,388
Other fund deposits                                                                    3,845                            4,172
                                                                           ------------------               ------------------
                                                                                     104,579                           95,729
BENEFITS AND EXPENSES
Benefits for policyholders and beneficiaries:
    Benefit payments, surrenders, and withdrawals                                    114,085                           53,831
    Increase (decrease) in insurance and annuity reserves                            (24,741)                          31,851
    Increase (decrease) in deposit administration funds                                  977                           (2,977)
                                                                           ------------------               ------------------
                                                                                      90,321                           82,705

Commissions to managing directors
    and account managers                                                               3,146                            2,045
Operating expenses allocated
    from Acacia Mutual                                                                13,539                            7,736
Other operating expenses and taxes                                                       162                              402
                                                                           ------------------               ------------------
                                                                                     107,168                           92,888
                                                                           ------------------               ------------------
    NET (LOSS) GAIN FROM OPERATIONS BEFORE FEDERAL
                        INCOME TAXES AND REALIZED CAPITAL LOSSES                      (2,589)                           2,841

Federal income tax (expense) benefit                                                    (642)                              53
                                                                           ------------------               ------------------

                          NET (LOSS) GAIN FROM OPERATIONS BEFORE
                                         REALIZED CAPITAL LOSSES                      (3,231)                           2,894

REALIZED CAPITAL LOSSES
Net realized capital gains (losses)                                                      339                             (418)
Capital gains taxes                                                                     (335)                            (228)
Transferred to interest maintenance reserve                                             (224)                            (433)
                                                                           ------------------               ------------------
                                     NET REALIZED CAPITAL LOSSES                        (220)                          (1,079)

                                                                           ------------------               ------------------
                                               NET (LOSS) INCOME                      (3,451)                           1,815

Capital and surplus, beginning of year                                                26,775                           25,043
Contribution of additional paid-in capital                                             6,000                              ---
Issuance of preferred stock                                                            6,000                              ---
Increase in asset valuation reserve                                                   (1,068)                            (647)
Increase in net unrealized capital gains                                                 323                              564
Increase in non-admitted assets                                                       (4,938)                             ---
                                                                           ------------------               ------------------
                                CAPITAL AND SURPLUS, END OF YEAR           $          29,641                $          26,775
                                                                           ==================               ==================

SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS (STATUTORY BASIS)



                                                                                          FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                         1996               1995
                                                                                    --------------     --------------
                                                                                              (IN THOUSANDS)

OPERATING ACTIVITIES
Premiums and annuity considerations                                                $        42,453    $       41,430
Other premiums, considerations and deposits                                                 12,589             9,388
Net investment income received                                                              43,220            40,648
Cash and short-term investments received from
    execution of assumption reinsurance agreement                                           52,671               ---
Annuity and other fund deposits                                                              4,069             4,161
Benefits paid to policyholders                                                             (10,092)          (50,714)
Commissions and other expenses paid                                                        (16,601)          (10,953)
Surrender benefits and other fund withdrawals paid                                        (103,994)           (1,551)
Federal and state income tax paid                                                              (41)             (361)
                                                                                    ---------------    --------------
                           NET CASH PROVIDED BY OPERATING ACTIVITIES                        24,274            32,048

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
    Bonds                                                                                   52,368            42,530
    Equities                                                                                   191             1,561
    Mortgage loans                                                                             ---                60
Cost of investments acquired:
    Bonds                                                                                  (92,269)          (71,544)
    Equities                                                                                   ---              (228)
    Partnership and other interests                                                           (435)              ---
Net change in policy loans and premium notes                                                   210               ---
                                                                                    ---------------    --------------
                               NET CASH USED IN INVESTING ACTIVITIES                       (39,935)          (27,621)

FINANCING ACTIVITIES
Cash provided:
     Issuance of preferred stock                                                             6,000               ---
    Capital contribution                                                                     6,000               ---
Cash applied:
    Other applications                                                                         (80)           (9,769)
                                                                                    ---------------    --------------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                     11,920            (9,769)

                               DECREASE IN CASH AND CASH EQUIVALENTS                        (3,741)           (5,342)

                        CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                        19,987            25,329
                                                                                    ---------------    --------------

                              CASH AND CASH EQUIVALENTS, END OF YEAR               $        16,246    $       19,987
                                                                                    ===============    ==============

NON-CASH TRANSACTIONS:

Non-cash items received from execution of assumption
     reinsurance agreement:
       Investment in bonds                                                                 $68,429               ---
       Policy loans                                                                         $1,600               ---
       Annuity reserve liabilities                                                        $127,851               ---


SEE NOTES TO FINANCIAL STATEMENTS

ACACIA NATIONAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1996 AND 1995

1.  SIGNIFICANT ACCOUNTING POLICIES

Acacia National Life Insurance Company (the Company), a wholly-owned subsidiary of Acacia Mutual Life Insurance Company (Acacia Mutual), underwrites and markets deferred and immediate annuities and life insurance products within the United States. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company. Acacia Mutual and its wholly-owned subsidiaries are collectively known as The Acacia Group (the Group). Other members of the Group include Acacia Financial Corporation and its subsidiaries, Acacia Federal Savings Bank, Calvert Group, Ltd. and The Advisors Group, Inc.

The Company, domiciled in Virginia, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial statements prepared in accordance with SAP were also considered to be in conformity with generally accepted accounting principles ("GAAP") prior to the issuance of the pronouncements described below. In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," indicating that the financial statements of mutual life insurance companies and their stock life insurance company subsidiaries prepared on the basis of statutory accounting principles will no longer be considered to be in conformity with GAAP. In January 1995, the FASB issued Statement No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long - Duration Participating Contracts" which defers the effective date of Interpretation No. 40 to fiscal years beginning after December 15, 1995 and extends the requirements of Statements No. 60, 97 and 113 to mutual life enterprises. In addition, Statement No. 120 requires that the accounting for certain participating life insurance contracts described in Statement of Position 95-1, "Accounting for Certain Insurance

Activities of Mutual Life Enterprises," be applied to contracts that meet the conditions set forth in this Statement. As required by generally accepted auditing standards, the opinion currently expressed by our independent accountants on the 1995 financial statements is different from that expressed in their previous report. The effects of the changes from existing statutory practices required upon adoption of GAAP have not been determined at this time.

Management is in the process of preparing financial statements in conformity with GAAP. In general, the SAP basis of accounting varies in certain respects from GAAP in that:

- Acquisition costs incurred at policy issuance, such as commissions and other costs in connection with acquiring new business, are charged to expense in the year in which they are incurred, rather than being deferred and amortized over the periods benefited.

- Certain assets designated as "non-admitted' are excluded from the balance sheets by a direct charge to unassigned surplus.

- The asset valuation reserve and interest maintenance reserve are not recorded for GAAP purposes.

- Federal income taxes are computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and are based solely on currently taxable income. Under GAAP, the recognition of deferred tax liabilities and assets is required for the expected future tax consequences of temporary differences between the carrying amounts for financial statements purposes and the tax basis of other assets and liabilities.

- The liability for policy reserves is based on statutory assumptions for interest and mortality without considerations of withdrawals, rather than assumptions for interest, mortality and withdrawals based on actual experience.

- Premiums for universal life, single premium non-life contingent immediate annuity and single premium deferred annuity contracts are reported as premium income or fund deposits rather than additions to liabilities.

- Reinsurance ceded to other companies is reported on a net basis for premium revenue, benefits and underwriting, acquisition and insurance expenses, and policy reserves and accruals. Under GAAP, claims are reported separately in the balance sheet as a reinsurance recoverable asset.

- Debt securities are generally carried at amortized costs, whereas, under GAAP, investments in debt securities are stated at amortized cost or current market values depending on the classification pursuant to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. Any difference between cost and current market values of debt securities classified as available-for-sale, net of deferred income taxes or benefit and related deferred acquisition cost effects, is reported as a separate component in GAAP policyowner surplus and does not affect net income.

VALUATION OF ASSETS

Debt and equity securities are valued in accordance with rules prescribed by the NAIC. Debt securities are generally stated at amortized cost, preferred stocks at cost and common stocks at market value. Mortgage loans and policy loans are recorded at their unpaid balance. Discount or premium on debt securities is amortized using the interest method. Unrealized capital gains and losses are reflected directly in surplus and are not included in net income. Realized gains and losses are determined on a first-in, first-out basis and are presented in the statements of operations, net of taxes and excluding amounts transferred to the Interest Maintenance Reserve.

As prescribed by the NAIC, the Company maintains an Asset Valuation Reserve
(AVR). The purpose of the AVR is to stabilize surplus against fluctuations in the value of stocks and declines in the value of bonds, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to surplus.

As also prescribed by the NAIC, the Company maintains an Interest Maintenance Reserve, which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income using schedules prescribed by the NAIC over the remaining period to expected maturity of the individual securities sold.

CASH EQUIVALENTS

The Company considers overnight repurchase agreements, money market funds and short-term investments with original maturities of less than three months at the time of acquisition to be cash equivalents. Cash equivalents are carried at cost.

POLICY RESERVES

Life policy reserves are computed by using the Commissioners Reserve Valuation Method and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Policy claims in process of settlement include provision for reported claims and claims incurred but not reported. The valuation rates for fixed immediate and deferred annuities range between 6.0% and 11.5% as of December 31, 1996.

PREMIUMS AND RELATED EXPENSE

Premiums are recognized as income over the premium paying period of the policies. Annuity considerations and fund deposits are included in revenue as received. Commissions and other policy acquisition costs are expensed as incurred.

REINSURANCE

The Company cedes reinsurance to provide for greater diversification of business, additional capacity for growth as well as a way for management to control exposure to potential losses arising from large risks. A significant portion of reinsurance is ceded to Acacia Mutual.

The excess of the amount of liabilities assumed over the amount of assets received upon execution of an assumption reinsurance agreement is recorded as goodwill, a non-admitted asset, and charged directly to surplus. Goodwill is being amortized over a period of ten years using the interest method.

FEDERAL INCOME TAXES

The Company files a consolidated tax return with the Group. Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between financial reporting and taxable income. Such temporary differences arise primarily from Internal Revenue Code requirements regarding the capitalization and amortization of deferred policy acquisition costs, calculation of life insurance reserves and recognition of realized gains or losses on bond sales.

SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain life insurance and annuity contracts, for which the investment risk lies solely with the holder of the contract rather than the Company. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the statements of operations and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

RECLASSIFICATIONS

Certain reclassifications of 1995 amounts were made to conform with the 1996 financial statement presentation.

2.  INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS

($ IN THOUSANDS)
                                              DECEMBER 31, 1996                    DECEMBER 31, 1995
                                              -----------------                    -----------------
                                            CARRYING           FAIR             CARRYING          FAIR
                                             AMOUNT            VALUE             AMOUNT           VALUE
                                             ------            -----             ------           -----
FINANCIAL ASSETS:
  Debt securities                           $596,394          $620,368           $484,895         $525,694
  Equity securities                            2,405             2,773              2,272            2,573
  Mortgage loans                                  47                50                 47               45
  Cash and cash equivalents                   16,246            16,246             19,987           19,987
FINANCIAL LIABILITIES:
  Investment-type insurance
         contracts                          $440,645          $512,452           $351,833         $408,583

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks and mortgage backed securities) are based on quoted market prices, where available. For fixed maturity securities not actively traded and for private placements, fair values are estimated using values obtained from independent pricing services. The fair values for equity securities are based on quoted market prices.

CASH AND CASH EQUIVALENTS: The statement values reported in the Statements of Financial Condition for these instruments approximate their fair values.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The statement values for the deposit administration contact and supplementary contracts without life contingencies approximate their fair values.

INVESTMENTS

The statement values and estimated fair values of the Company's investments in debt securities are as follows:

($ IN THOUSANDS)                                                    GROSS            GROSS
                                                STATEMENT        UNREALIZED       UNREALIZED           FAIR
                                                 VALUE              GAINS            LOSSES            VALUE
                                                 -----              -----            ------            -----
AT DECEMBER 31, 1996

U.S. government and agencies                    $117,448            $ 7,161         $   (28)          $124,581
Other government                                   3,300                 23             ---              3,323
Mortgaged backed securities                      153,001              2,641          (1,627)           154,015
Corporate                                        322,645             17,503          (1,699)           338,449
                                                --------            -------         --------          --------
                                                $596,394            $27,328         $(3,354)          $620,368
                                                ========            =======         =========         ========

AT DECEMBER 31, 1995
U.S. government and agencies                    $ 78,649            $10,904         $    ---          $ 89,553
Other government                                   3,300                 20              ---             3,320
Mortgaged backed securities                      129,879              4,857             (312)          134,424
Corporate                                        273,067             26,113            ( 783)          298,397
                                                --------            -------         ---------         --------
                                                $484,895            $41,894         $ (1,095)         $525,694
                                                ========            =======         =========         ========

The amortized cost and estimated fair value of debt securities, by contractual maturity at December 31, 1996 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

($ IN THOUSANDS)
                                       STATEMENT                     FAIR
                                         VALUE                       VALUE
                                       --------                    --------

Maturities in 1997                     $ 14,248                    $ 14,343
In 1998 to 2001                         156,080                     166,240
In 2002 to 2006                         155,234                     160,275
After 2006                              117,831                     125,495
Mortgaged-backed securities             153,001                     154,015
                                       --------                    --------
                                       $596,394                    $620,368
                                       ========                    ========

Proceeds from dispositions of investments in debt securities during 1996 were $52.4 million; gross gains of $355 thousand and gross losses of $16 thousand were realized on those sales. Proceeds from dispositions of investments in debt securities during 1995 were $44.2 million; gross gains of $770 thousand and gross losses of $1.2 million were realized on those sales.

Investment income is net of expenses of $1.4 million in 1996 and $969 thousand in 1995.

INVESTMENT PORTFOLIO CREDIT RISK

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1996 and 1995, approximately $2.7 million and $5.7 million, respectively, in debt security investments (.5% and 1.2%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC.

4. REINSURANCE

The Company reinsures all life insurance risks over its retention limit of $10 thousand per policy under yearly renewable term insurance agreements with Acacia Mutual and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Reinsurance premiums are recorded as a reduction of premium income. Commission and expense allowances are recorded as an increase in income.
Benefits are reported net of amounts received from reinsurers.

Premiums and benefits have been reduced by amounts reinsured as follows:

($ IN THOUSANDS)
                                                                       1996                       1995
                                                                     -------                    ------
Premiums ceded:
  Acacia Mutual                                                       $3,559                     $3,488
  Others                                                                 540                        535
                                                                      ------                     ------
Total premium ceded                                                   $4,099                     $4,023
                                                                      ======                     ======

Death benefits reimbursed:
  Acacia Mutual                                                       $3,380                     $2,018
  Other                                                                1,841                      2,213
                                                                      ------                     ------
Total benefits reimbursed                                             $5,221                     $4,231
                                                                      ======                     ======

Amounts recoverable on paid and unpaid losses:
  Acacia Mutual                                                         $424                       $358
  Other                                                                   24                        377
                                                                       -----                       ----
Total amounts recoverable on paid
    and unpaid losses                                                   $448                       $735
                                                                        ====                       ====

Policy reserves                                                       $3,617                     $3,486
                                                                      ======                     ======

ASSUMPTION REINSURANCE AGREEMENT

Effective May 31, 1996 under an assumption reinsurance agreement, the Company assumed certain assets and liabilities relating to annuities previously underwritten by the National American Life Insurance Company (NALICO), which had been in rehabilitation. Under the agreement, the Company assumed fixed annuity policies with statutory liabilities of $127.9 million. The Company received from NALICO assets with a fair value of approximately $122.7 in assets, consisting principally of investment grade bonds and short-term investments. The difference between assets acquired and liabilities assumed of $5.2 million was capitalized as goodwill and treated as a non-admitted asset.

5. ANNUITY RESERVES AND DEPOSIT LIABILITIES

Annuity reserves and deposit liabilities withdrawal characteristics as of December 31, 1996 are as follows:

($ IN THOUSANDS)
                                                                                     PERCENT
                                                                    AMOUNT           OF TOTAL
                                                                    --------         --------

Subject to discretionary withdrawal with adjust-
  ment, at book value less surrender charge                         $362,603            72%

Subject to discretionary withdrawal without adjust-
  ment, at book value (minimal or no charge)                         107,453            21

Not subject to discretionary withdrawal provision                     32,205             7
                                                                    --------           ---

Total annuity actuarial reserves and deposit
  fund liabilities                                                  $502,261           100%
                                                                    ========           ===

6. FEDERAL INCOME TAXES

Under a tax sharing agreement between the Company and other members of the Group, Acacia Mutual reimburses or receives from the Company an amount representing the taxes that would have been paid or refunded had the Company filed a separate income tax return.

Under the statutes in effect before the Deficit Reduction Act of 1984, a portion of "net income" was not subject to current income taxation for stock life insurance companies, but was accumulated for tax purposes in a memorandum tax account. The 1984 Act prohibited any additions to the memorandum tax account after 1983. The balance in this account for the Company was $6.6 million at December 31, 1996 and 1995. In the event that either cash distributions from the Company to Acacia Mutual or the balance in the memorandum tax account exceeds certain stated minimums, such amounts distributed would become subject to federal income taxes at rates then in effect.

The statute of limitations has closed with respect to all tax years prior to 1992. The Company is currently under examination by the Internal Revenue Service for the tax years 1992 through 1994. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

7. OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an agreement whereby Acacia Mutual provides such services and facilities as are necessary for the operation of the Company. Net amounts payable to Acacia Mutual at December 31, 1996 and 1995 are $5.5 million and $647 thousand, respectively, and are included in other liabilities.

8. CONTINGENCIES

LITIGATION AND UNASSERTED CLAIMS

The Company is involved in various lawsuits that have arisen in the ordinary course of business. Management believes that its defenses are meritorious and the eventual outcome of these lawsuits will not have a material effect on the Company's financial position.

The Company is also subject to insurance guaranty laws in the states in which it does business. Periodically, the Company is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. The Company has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to that date. Because of the many uncertainties regarding the amounts that will be assessed against the Company, the ultimate assessments may vary from the estimated liability included in the accompanying financial statements.

Assessments accrued, net of expected premium tax offsets, at December 31, 1996 and 1995 were $736 thousand and $805 thousand, respectively.

DIVIDEND RESTRICTIONS

Statutory requirements place limitations on the maximum amount of annual dividends and other distributions which can be remitted by the Company to its shareholder without prior approval of the appropriate state insurance commissione, which is currently the lesser of 10% of capital and surplus or prior year net gain from operations.

9. STOCKHOLDER'S EQUITY

The Board of Directors amended the Articles of Incorporation of the Company during 1995 to increase the par value of each share of the Company's common stock from $100 to $105 and then from $105 to $170. The impact of this change increased total common stock $1.05 million with a corresponding decrease to additional paid-in capital for 1995.

During 1996, the Company received a $6 million capital contribution from Mutual and also issued to Mutual $6 million of 8% non-voting, non-cumulative preferred stock at par.

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (IN THOUSANDS)


INVESTMENT INCOME EARNED
     Government bonds                                                                  $7,163
     Other bonds (unaffiliated)                                                        37,769
     Bonds of Affiliates                                                                  ---
     Preferred stocks (unaffiliated)                                                       81
     Preferred stocks of affiliates                                                       ---
     Common stocks (unaffiliated)                                                          54
     Common stocks of affiliates                                                          ---
     Mortgage loans                                                                         4
     Real estate                                                                          ---
     Premium notes, policy loans and liens                                                436
     Collateral loans                                                                     ---
     Cash on hand and on deposit                                                          ---
     Short-term investments                                                             1,431
     Other invested assets                                                                ---
     Derivative instruments                                                               ---
     Aggregate write-ins for investment income                                            113
                                                                               ---------------
     Gross investment income                                                          $47,051
                                                                               ===============

REAL ESTATE OWNED - BOOK VALUE LESS ENCUMBRANCES                                          ---
                                                                               ===============

MORTGAGE LOANS - BOOK VALUE:
     Farm mortgages                                                                       ---
     Residential mortgages                                                                $47
     Commercial mortgages                                                                 ---
                                                                               ---------------
     Total mortgage loans                                                                 $47
                                                                               ===============

MORTGAGE LOANS BY STANDING - BOOK VALUE:
     Good standing                                                                        $47
                                                                               ===============
     Good standing with restructured terms                                                ---
                                                                               ===============
     Interest overdue more than three months,  not in foreclosure                         ---
                                                                               ===============
     Foreclosure in process                                                               ---
                                                                               ===============

OTHER LONG TERM ASSETS - STATEMENT VALUE                                                 $412
                                                                               ===============

COLLATERAL LOANS                                                                          ---
                                                                               ===============

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES - BOOK VALUE:
     Bonds                                                                                ---
                                                                               ===============
     Preferred stocks                                                                     ---
                                                                               ===============
     Common stocks                                                                        ---
                                                                               ===============

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (IN THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:

BONDS AND SHORT-TERM INVESTMENTS BY MATURITY - STATEMENT VALUE
     Due within one year                                                                      $42,171
     Over 1 year through 5 years                                                              143,404
     Over 5 years through 10 years                                                            242,631
     Over 10 years through 20 years                                                           108,786
     Over 20 years                                                                             74,521
                                                                                       ---------------
     Total by Maturity                                                                       $611,513
                                                                                       ===============

BONDS AND SHORT-TERM INVESTMENTS BY CLASS - STATEMENT VALUE
     Class 1                                                                                 $367,154
     Class 2                                                                                  226,294
     Class 3                                                                                   15,374
     Class 4                                                                                    2,691
     Class 5                                                                                      ---
     Class 6                                                                                      ---
                                                                                       ---------------
     Total by Class                                                                          $611,513
                                                                                       ===============

TOTAL BONDS AND SHORT-TERM INVESTMENTS PUBLICLY TRADED                                       $586,504
                                                                                       ===============
TOTAL BONDS AND SHORT-TERM INVESTMENTS PRIVATELY PLACED                                       $25,009
                                                                                       ===============
PREFERRED STOCKS - STATEMENT VALUE                                                               $805
                                                                                       ===============
COMMON STOCKS - MARKET VALUE                                                                   $1,600
                                                                                       ===============
SHORT-TERM INVESTMENTS - BOOK VALUE                                                           $15,119
                                                                                       ===============
FINANCIAL OPTIONS OWNED - STATEMENT VALUE                                                         ---
                                                                                       ===============
FINANCIAL OPTIONS WRITTEN AND IN-FORCE - STATEMENT VALUE                                          ---
                                                                                       ===============
FINANCIAL FUTURES CONTRACTS OPEN - CURRENT PRICE                                                  ---
                                                                                       ===============
CASH ON DEPOSIT                                                                                $1,127
                                                                                       ===============

LIFE INSURANCE IN FORCE:
     Industrial                                                                                  ----
                                                                                       ===============
     Ordinary                                                                              $1,174,417
                                                                                       ===============
     Credit Life                                                                                 ----
                                                                                       ===============
     Group Life                                                                                  ----
                                                                                       ===============

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES                        $109,161
                                                                                       ===============

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE
     Industrial                                                                                  ----
                                                                                       ===============
     Ordinary                                                                                    $637
                                                                                       ===============
     Credit Life                                                                                 ----
                                                                                       ===============
     Group Life                                                                                  ----
                                                                                       ===============

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (IN THOUSANDS)


SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary - Not Involving Life Contingencies
     Amount on Deposit                                                                         $3,348
                                                                                       ===============
     Income Payable                                                                           $16,284
                                                                                       ===============

Ordinary - Involving Life Contingencies
     Income Payable                                                                            $9,893
                                                                                       ===============

Group - Not Involving Life Contingencies
     Amount on Deposit                                                                           ----
     Income Payable                                                                              ----
                                                                                       ===============

Group - Involving Life Contingencies
     Income Payable                                                                              ----
                                                                                       ===============

ANNUITIES -- ORDINARY
     Immediate - Amount of Income Payable                                                        $719
                                                                                       ===============
     Deferred - Fully Paid - Account Balance                                                 $404,117
                                                                                       ===============
     Deferred - Not Fully Paid - Account Balance                                              $50,666
                                                                                       ===============

ANNUITIES -- GROUP
     Amount of Income Payable                                                                     $21
                                                                                       ===============
     Fully Paid - Account Balance                                                                ----
                                                                                       ===============
     Not Fully Paid - Account Balance                                                            $311
                                                                                       ===============

ACCIDENT AND HEALTH INSURANCE - PREMIUM IN FORCE:
     Ordinary                                                                                    ----
                                                                                       ===============
     Group                                                                                       ----
                                                                                       ===============
     Credit                                                                                      ----
                                                                                       ===============

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
     Deposits Funds - Account Balance                                                         $25,659
                                                                                       ===============
     Dividend Accumulations - Account Balance                                                    ----
                                                                                       ===============

CLAIM PAYMENTS - YEAR ENDED DECEMBER 31, 1996:
     Group Accident and Health
     1996                                                                                        ----
                                                                                       ===============
     1995                                                                                        ----
                                                                                       ===============
     1994                                                                                        ----
                                                                                       ===============

     Other Accident and Health
     1996                                                                                        ----
                                                                                       ===============
     1995                                                                                        ----
                                                                                       ===============
     1994                                                                                        ----
                                                                                       ===============

     Other Coverage that use developmental methods to calculate claims reserves
     1996                                                                                        ----
                                                                                       ===============
     1995                                                                                        ----
                                                                                       ===============
     1994                                                                                        ----
                                                                                       ===============


AUDITED FINANCIAL STATEMENTS


ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II


DECEMBER 31, 1996





Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . .   1
Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . . .   2
Statement of Operations and Changes in Net Assets. . . . . . . . . . . . .   3
Notes to the Financial Statements. . . . . . . . . . . . . . . . . . . . . 4-6

REPORT OF INDEPENDENT ACCOUNTANTS


Contract Owners and Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statements of assets and liabilities of the following subaccounts of the Acacia National Variable Annuity Separate Account
II: The Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio (Calvert Money Market Portfolio), Acacia Capital Corporation Calvert Responsibly Invested Balanced Growth Portfolio (Calvert Balanced Portfolio), Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio (Calvert Strategic Growth Portfolio),The Alger American Growth Portfolio, The Alger American Mid Cap Growth Portfolio, The Alger American Small Capitalization Portfolio, Dreyfus Stock Index Fund, Neuberger & Berman Advisors Management Trust Limited Maturity Bond Portfolio, Neuberger & Berman Advisors Management Trust Growth Portfolio, Strong Advantage Fund II, Strong Asset Allocation Fund II, Strong International Stock Fund II, Strong Discovery Fund II, and Van Eck Worldwide Hard Assets Fund as of December 31, 1996, and the related statement of operations and changes in net assets for the period September 9, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the following subaccounts of the Acacia National Variable Annuity: Calvert Money Market Portfolio, Calvert Balanced Portfolio, Calvert Strategic Growth Portfolio, The Alger American Growth Portfolio, The Alger American Mid Cap Growth Portfolio, The Alger American Small Capitalization Portfolio, Dreyfus Stock Index Fund, Neuberger & Bergman Advisors Management Trust Limited Maturity Bond Portfolio, Neuberger & Bergman Advisors Management Trust Growth Portfolio, Strong Advantage Fund II, Strong Asset Allocation Fund II, Strong International Stock Fund II, Strong Discovery Fund II and Van Eck Worldwide Hard Assets Fund as of December 31, 1996, and results of their operations and changes in net assets for the period September 9, 1996 (inception) to December 31, 1996, in conformity with generally accepted accounting principles.


Washington, D.C.
March 14, 1997

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

STATEMENT OF ASSETS AND LIABILITIES






                                                                                    DECEMBER 31, 1996
                                        --------------------------------------------------------------------------------------------

                                          CALVERT      CALVERT       CALVERT                                               DREYFUS
                                           MONEY       BALANCED     STRATEGIC      ALGER        ALGER         ALGER         STOCK
                                          MARKET      PORTFOLIO      GROWTH       GROWTH       MID CAP      SMALL CAP       INDEX
                                       -----------   -----------   ----------  -----------  -----------  ------------ -------------
ASSETS
   Investments, identified costs          $139,591       $7,674       $54,384     $296,530     $140,791      $278,400    $1,552,172
                                        ===========   ===========   ==========  ===========  ===========  ============ =============
   Investments, at market                 $139,591       $7,013       $55,892     $293,712     $139,486      $278,519    $1,521,869
                                        ===========   ===========   ==========  ===========  ===========  ============ =============
        Number of shares                   139,591        3,953         3,815        8,556        6,533         6,808        75,043
                                        ===========   ===========   ==========  ===========  ===========  ============ =============
   Net Assets                             $139,591       $7,013       $55,892     $293,712     $139,486      $278,519    $1,521,869
                                        ===========   ===========   ==========  ===========  ===========  ============ =============


ACCUMULATION UNITS
   NUMBER OF UNITS                         137,527          646         5,157       26,933       12,949        27,028       135,684
                                        ===========   ===========   ==========  ===========  ===========  ============ =============


NET ASSET VALUE PER
    ACCUMULATION UNIT
        DECEMBER 31, 1996                    $1.02       $10.85        $10.84       $10.91       $10.77        $10.30        $11.22
                                        ===========   ===========   ==========  ===========  ===========  ============ =============







SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

STATEMENT OF ASSETS AND LIABILITIES






                                                                                 DECEMBER 31, 1996
                                      ----------------------------------------------------------------------------------------------

                                         NEUBERGER    NEUBERGER      STRONG        STRONG        STRONG                    VAN ECK
                                         & BERMAN     & BERMAN      ADVANTAGE       ASSET        INT'L         STRONG        HARD
                                           BOND        GROWTH         FUND       ALLOCATION      STOCK        DISCOVERY     ASSETS
                                      ------------  ------------ -------------  ------------- ------------- ------------ -----------
ASSETS
   Investments, identified costs         $346,027      $265,563       $13,282         $86,309      $519,902    $8,536      $110,575
                                      ============  ============  ============   ============= ============ ==========   ===========
   Investments, at market                $346,878      $268,888       $13,224         $81,705      $521,317    $8,458      $112,980
                                      ============  ============  ============   ============= ============ ==========   ===========
       Number of shares                    24,689        10,430         1,318           7,925        46,422       793         6,751
                                      ============  ============  ============   ============= ============ ==========   ===========
   Net Assets                            $346,878      $268,888       $13,224         $81,705      $521,317    $8,458      $112,980
                                      ============  ============  ============   ============= ============ ==========   ===========


ACCUMULATION UNITS
   NUMBER OF UNITS                         33,612        24,534         1,320           7,530        50,712       796        10,740
                                      ============  ============  ============   ============= ============ ==========   ===========


NET ASSET VALUE PER
    ACCUMULATION UNIT
       DECEMBER 31, 1996                   $10.32        $10.96        $10.02          $10.85        $10.28    $10.63        $10.52
                                      ============  ============  ============   ============= ============ ==========   ===========







SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS




                                                              FOR THE PERIOD SEPTEMBER 9, 1996 (INCEPTION) TO DECEMBER 31, 1996
                                                  ----------------------------------------------------------------------------------
                                                   CALVERT      CALVERT    CALVERT                                         DREYFUS
                                                    MONEY       BALANCED  STRATEGIC    ALGER       ALGER       ALGER        STOCK
                                                    MARKET     PORTFOLIO   GROWTH     GROWTH      MID CAP    SMALL CAP      INDEX
                                                  -----------  ---------  --------- -----------  ----------- ----------- -----------
OPERATIONS:
Investment Income
    Dividends                                        $1,813      $526       $176         ---          ---        ---        $20,596
    Mortality and expense charge                       (599)      (13)      (132)      ($750)       ($340)     ($660)        (3,491)
                                                  ----------- ---------  --------  -----------  ----------- ----------  ------------
         NET INVESTMENT INCOME (LOSS)                 1,214       513         44        (750)        (340)      (660)        17,105


    Realized and Unrealized Gains (Losses) on
    Investments:
       Realized gains (losses) from redemption of
         fund shares                                    ---       155       (734)      3,994        1,789     (2,904)        13,609
       Unrealized appreciation (depreciation)
          of investments                                ---      (661)     1,508      (2,818)      (1,305)       119        (30,303)
                                                  ----------- ---------  --------  -----------  ----------- ----------  ------------
         NET GAIN(LOSS) ON INVESTMENTS                  ---      (506)       774       1,176          484     (2,785)       (16,694)


         NET INCREASE (DECREASE) IN
         NET ASSETS RESULTING FROM
         OPERATIONS                                   1,214         7        818         426          144     (3,445)           411

CAPITAL TRANSACTIONS:
    Transfer of premium                             196,883     5,427     55,074     285,998      137,081    275,740      1,495,454
    Sub-account transfers                           (58,506)    1,579        ---       7,288        2,261      6,224         26,004
                                                  ----------- ---------  --------  -----------  ----------- ----------  ------------

         NET INCREASE IN NET
         ASSETS RESULTING FROM
         CAPITAL TRANSACTIONS                       138,377     7,006     55,074     293,286      139,342    281,964      1,521,458
                                                  ----------- ---------  --------  -----------  ----------- ----------  ------------
         TOTAL INCREASE  IN NET ASSETS              139,591     7,013     55,892     293,712      139,486    278,519      1,521,869

         NET ASSETS, AT INCEPTION                       ---       ---        ---         ---          ---        ---            ---
                                                  ----------- ---------  --------  -----------  ----------- ----------  ------------
         NET ASSETS, AT END OF THE YEAR            $139,591    $7,013    $55,892    $293,712     $139,486   $278,519     $1,521,869
                                                  =========== =========  ========  ===========  =========== ==========  ============


UNITS PURCHASED AND REDEEMED
    Beginning balance                                   ---       ---        ---         ---          ---        ---            ---
    Units purchased                                 317,908     2,096      7,446      33,793       17,969     35,703        151,870
    Units redeemed                                  180,381     1,450      2,289       6,860        5,020      8,675         16,186
                                                  ----------- ---------  --------  -----------  ----------- ----------  ------------
    ENDING BALANCE                                  137,527       646      5,157      26,933       12,949     27,028        135,684
                                                  =========== =========  ========  ===========  =========== ==========  ============



SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS




                                                            FOR THE PERIOD SEPTEMBER 9, 1996 (INCEPTION) TO DECEMBER 31, 1996
                                                   ---------------------------------------------------------------------------------

                                                      NEUBERGER   NEUBERGER   STRONG      STRONG      STRONG               VAN ECK
                                                       & BERMAN    & BERMAN  ADVANTAGE     ASSET      INT'L     STRONG      HARD
OPERATIONS:                                              BOND       GROWTH     FUND     ALLOCATION    STOCK   DISCOVERY    ASSETS
                                                   ------------- ---------- ---------- -----------  --------- ---------- -----------
Investment Income
    Dividends                                              ---        ---       $99      $4,927           $91      ---        ---
    Mortality and expense charge                         ($779)     ($646)      (34)       (187)       (1,292)    ($15)     ($278)
                                                   ------------  ---------  ----------  ---------   ---------- --------- ---------
         NET INVESTMENT INCOME (LOSS)                     (779)      (646)       65       4,740        (1,201)     (15)      (278)


    Realized and Unrealized Gains (Losses) on
    Investments:
       Realized gains (losses) from redemption of
         fund shares                                     1,963      3,359         6       1,027         3,174       80      1,068
       Unrealized appreciation (depreciation)
          of investments                                   851      3,325       (58)     (4,604)        1,415      (78)     2,405
                                                   ------------  --------- ----------  ----------   ---------- --------- ---------
         NET GAIN(LOSS) ON INVESTMENTS                   2,814      6,684       (52)     (3,577)        4,589        2      3,473


         NET INCREASE (DECREASE) IN
         NET ASSETS RESULTING FROM
         OPERATIONS                                      2,035      6,038        13       1,163         3,388      (13)     3,195

CAPITAL TRANSACTIONS:
    Transfer of premium                                343,641    257,825    13,211      80,542       515,225    2,236    109,785
    Sub-account transfers                                1,202      5,025       ---         ---         2,704    6,235        ---
                                                   ------------  --------- ----------  ----------   ---------- --------- ---------

         NET INCREASE IN NET
         ASSETS RESULTING FROM
         CAPITAL TRANSACTIONS                          344,843    262,850    13,211      80,542       517,929    8,471    109,785
                                                   ------------  --------- ----------  ----------   ---------- --------- ---------
         TOTAL INCREASE IN NET ASSETS                  346,878    268,888    13,224      81,705       521,317    8,458    112,980

         NET ASSETS, AT INCEPTION                          ---        ---       ---         ---           ---      ---        ---
                                                   ------------  --------- ----------  ----------   ---------- --------- ---------
         NET ASSETS, AT END OF THE YEAR               $346,878   $268,888   $13,224     $81,705      $521,317   $8,458   $112,980
                                                   ============  ========= ==========  ==========   ========== ========= =========


UNITS PURCHASED AND REDEEMED
    Beginning balance                                      ---        ---       ---         ---           ---      ---        ---
    Units purchased                                     44,214     31,468     2,137      11,847        65,607    1,379     12,631
    Units redeemed                                      10,602      6,934       817       4,317        14,895      583      1,891
                                                   ------------  --------- ----------  ----------   ---------- --------- ---------
    ENDING BALANCE                                      33,612     24,534     1,320       7,530        50,712      796     10,740
                                                   ============  ========= ==========  ==========   ========== ========= =========


SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE ANNUITY INSURANCE SEPARATE ACCOUNT II

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996


1. NATURE OF OPERATIONS

The Acacia National Variable Annuity Separate Account II (the Account) began operations on September 9, 1996 as a separate investment account within Acacia National Life Insurance Company (the Company) to receive and invest net premiums paid under a flexible premium deferred variable annuity policy (the Policy). The purpose of the Policy is to provide long-term financial planning and to provide for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy may be purchased with a minimum premium payment of $300 the first year and a minimum of $30 for premium payments thereafter. The Policy may be purchased on a non-qualified tax basis or used in connection with plans qualifying for favorable Federal income tax treatment.

The Company is a member of the Acacia Group which includes Acacia Mutual Life Insurance Company and its other wholly-owned subsidiaries: Acacia Financial Corporation and its subsidiaries: Acacia Federal Savings Bank F.S.B., Calvert Group, Ltd. and The Advisors Group, Inc.

Assets of the Account are the property of the Company. However, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The Account operates and is registered as a unit investment trust under the Investment Company Act of 1940. The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies.

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. SEPARATE ACCOUNT ASSETS

The Account has fourteen separate sub-accounts which are invested as directed by the policy owner. The fourteen sub-accounts of the Account are: Calvert Money Market Portfolio, Calvert Balanced Portfolio, Calvert Strategic Growth Portfolio, The Alger American Growth Portfolio, The Alger American Mid Cap Growth Portfolio, The Alger American Small Capitalization Portfolio, Dreyfus Stock Index Fund, The Neuberger & Berman Advisors Management Trust Limited Maturity Bond Portfolio, The Neuberger & Berman Advisors Management Trust Growth Portfolio, Strong Advantage Fund II, Strong Asset Allocation Fund II, Strong International Stock Fund II, Strong Discovery Fund II and Van Eck Worldwide Hard Assets Fund (formerly Van Eck Gold and Natural Resources Portfolio). The Account purchases shares of each of the sub-accounts subject to the terms of the Participation Agreements between the Company and the sub-accounts. Shares of each sub-account are offered at a price equal to their respective net asset values per share, without sales charge, which represents their fair value. Calvert Asset Management Company, Inc., an indirectly wholly-owned subsidiary of Acacia Financial Corporation, serves as an investment advisor to The Calvert Money Market Portfolio, Calvert Balanced Portfolio and Calvert Strategic Growth Portfolio.

In addition to the fourteen separate sub-accounts, a contract owner may also allocate net premiums to the General Account, which is part of the Company. Because of exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in the preparation of the financial statements in conformity with generally accepted accounting principles.

INVESTMENTS VALUATION

Investments are stated at market value which is the net asset value of each of the respective portfolios.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

FEDERAL INCOME TAXES

The Company is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Account is a part of the Company's total operations and is not taxed separately. Under existing law, no taxes are payable on investment income or realized capital gains of the Account credited to the policies. Accordingly, the Company does not intend to make any charge to the Account for company income taxes. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

4. POLICY CHARGES

The following charges are deducted by the Company from the Account's net assets attributed to each policy:

        Annual Policy Fee:   An annual charge of $42 will be made on each
        policy anniversay to compensate the Company for the cost of administering the Policy for all policies with an account value less than $50,000.

        Administrative Expense Charge: A monthly charge at an effective annual rate of .10% of the average daily net asset value of the variable account will be made to compensate the Company for the costs of administering the Policy. Net investment income is reduced by charges for investment management fees and other expenses incurred by the Portfolios.

        Mortality and Expense Risk Charge: A monthly charge at an effective annual rate of 1.25% of the average daily net asset value of the sub-accounts will be made to compensate the Company for assuming certain mortality and expense risks. The charge will decrease by .05% on each Policy anniversary beginning in year 16 until it reaches an effective rate of .50% at the end of year 30.

        Surrender Charge: A surrender charge is deducted on a percentage basis from premium payments made within five years of surrender. The amount of the charge is equal to 8% of premium payments made within three years of surrender, 6% of premium payments made during the fourth year prior to surrender, and 4% of premium payments made during the fifth year prior to surrender.

        Premium Taxes: Certain states impose premium taxes. The Company will deduct amounts equal to these taxes as applicable. Premium tax rates vary from 0 to 3.5%.

5.  PURCHASES AND SALES

The following table shows the cost of purchases and proceeds from sales for the period September 9, 1996 (inception) to December 31, 1996 for the sub-accounts.

                                                                     PROCEEDS FROM
                                                                     REINVESTMENT           COST OF        PROCEEDS
                                                                     IN DIVIDENDS          PURCHASES      FROM SALES
                                                                     -------------         ---------      ----------
Calvert Money Market Portfolio                                              $1,813          $319,877        $182,098
Calvert Balanced Portfolio                                                     526            22,507          15,515
Calvert Strategic Growth Portfolio                                             176            79,457          23,713
Alger American Growth Portfolio                                                ---           368,032          76,298
Alger American MidCap Growth Portfolio                                         ---           194,085          54,616
Alger American Small Capitalization Portfolio                                  ---           370,039          88,504
Dreyfus Stock Index                                                         20,596         1,718,448         183,232
Neuberger & Berman Limited Maturity Bond Portfolio                             ---           453,444         109,143
Neuberger & Berman Growth Portfolio                                            ---           337,515          75,726
Strong Advantage Fund II                                                        99            21,403           8,206
Strong Asset Allocation Fund II                                              4,927           126,506          46,001
Strong International Stock Fund II                                              91           676,797         154,673
Strong Discovery Fund II                                                       ---            14,687           6,231
Van Eck Worldwide Hard Assets Fund                                             ---           129,521          20,013

PART C

                               OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

                  FINANCIAL STATEMENTS ARE INCLUDED IN PART B.

(b)      Exhibits

         (1) Resolution of the Board of Directors of Acacia National Life Insurance Company ("ANLIC") authorizing establishment of the Acacia National Variable Annuity Separate Account II. (1)

         (2)     N/A

         (3)     (A)      Principal Underwriting Agreement.(1)
                 (B)      Form of Broker-Dealer Sales Agreement. (1)
                 (C)      Commission Schedule. (1)

         (4)     Form of Annuity Policy. (1)

         (5)     Form of Application. (1)


         (6)     (A)      Restated Articles of Incorporation of ANLIC. (2)



                 (B)      By-Laws of ANLIC. (2)


         (7)     N/A


         (8)     (A)      Participation Agreements.
                          Oppenheimer (2)



                 (B)      Form of Administration Agreement. (1)
                          Amendment dated May 30, 1996 (3)


         (9)     Opinion and Consent of Ellen Jane Abromson, Esq. (3)


         (10)    (A)      Consent of  Jorden Burt Berenson & Johnson LLP.  (3)


                 (B)      Consent of Coopers & Lybrand L.L.P. (3)

         (11)    N/A

         (12)    N/A

         (13)    N/A

         (14)    Financial Data Schedules (3)


(1) Incorporated by reference to the initial filing of the Registration Statement on Form N-4 (File No. 333-03963) on May 16, 1996.


(2) Incorporated by reference to the Post-Effective No. 3 to the Registration Statement on Form S-6 (File No. 33- 90208) filed on May 1, 1997.


(3)      Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                               NAME, ADDRESS AND                                          PRINCIPAL OCCUPATION
                           POSITION(S) WITH DEPOSITOR                                       LAST FIVE YEARS
                           --------------------------                                       ---------------
         CHARLES T. NASON (1)                                            President and Chief Executive Officer since June
                  Chairman of the Board, President,                      1988 Acacia Mutual Life Insurance Company.
                  Chief Executive Officer, and
                  Director

         ROBERT-JOHN H. SANDS (1)                                        Senior Vice President and General Counsel since 1991
                  Senior Vice President, General Counsel,                Acacia Mutual Life Insurance Company.
                  and Director

         ROBERT W. CLYDE (1)                                             Executive Vice President, Marketing and Sales since
                  Executive Vice President, Marketing and Sales,         September 1994 Acacia Mutual Life Insurance Company;
                  and Director                                           Vice President, Retail Long-Term Care September 1993
                                                                         until August 1994, Vice President, General Agency
                                                                         July 1991 until August 1993, John Hancock Mutual
                                                                         Life; Managing General Agent March 1989 until July
                                                                         1991, Mutual Benefit Life Insurance Company

         PAUL L. SCHNEIDER (1)                                           Senior Vice President, Chief Financial Officer since
                  Senior Vice President, Chief Financial Officer,        March 1989, Chief Investment Officer since April
                  Chief Investment Officer and Director                  1997; Vice President, Financial Analysis April 1988
                                                                         to March 1989 Acacia Mutual Life Insurance Company.

         HALUK ARITURK (1)                                               Senior Vice President, Operations and Chief Actuary
                  Senior Vice President, Operations,                     since June 1989 Acacia Mutual Life Insurance
                  Chief Actuary, and Director                            Company.


   (1) The principal business address of each person listed is Acacia National Life Insurance Company, 51 Louisiana Avenue, N.W., Washington, D.C. 20001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


                      ACACIA MUTUAL LIFE INSURANCE COMPANY
                       (A mutual life insurance company)
                          1869                   D.C.


                                              100%                          100%
                                              Acacia                        Acacia
                                              Financial                     National
                                              Corporation                   Life Insurance Company
                                              (Holding Company)             (Life Insurance & Annuity Sales)
                                              1991           MD             1974                          VA


100%            100%         100%            100%           100%          100%        100%
Enterprise      Calvert,     Acacia          Acacia Ins.    Gardner       Acacia      The Advisors
Resources, Inc. Group, Ltd.  Realty          Management     Montgomery    Federal     Group, Inc.
(Bus. Support   (Holding     Corporation     Services Corp. Company       Savings     (Broker Dealer
Serv./Agent     Company)     (Joint Ventures (Management    (Tax Return   Bank        & Inv. Advisor)
Broker)         1991      DE in Real Estate) Services)      Prep. Srvs.)  1985  Fed.  1982         DE
1978      DC                 1984       DC   1992    PA     1994      DE


100 %           100%         100%            100%           50%           100%        100%           100 Shares***   100 Shares
Calvert Asset   Calvert      Calvert         Calvert        Calvert-      Acacia      The Acacia     90C1.A Non      The Advisors
Management      Shareholder  Admin.          Distributors   Sloan         Services    Ins.  Agency   Voting TAG      Group Ins.
Company         Services Inc.Services        Inc.           Advisers,     Corporation of Mass., Inc. 10 Cl.B Voting  Agency of
(Inv. Advisor)  (Transfer    Company         (Broker        LLC**         (Solicits   (Agent,        V. Frye         Texas, Inc.
1981        DE  Agnet)       (Legal &        Dealer)        (Inv.         Deposits)   Broker)        The Advisors    (Agent,
                1980    DE   Acctg. Srvs.)   1994    DE     Advisor)      1985    VA  1996   MA      Group           Broker)
                             1980      DE                   1995    MD                               Ins. Agency     1996 TX
                                                                                                     of Ohio, Inc.
                                                                                                     1995      OH


1)    AIMCo, a subsidiary of AFC, merged into its affiliate CAMCo 2-29-88
2)    AESCo, a subsidiary of AFC, merged into its affiliate CSC 12-29-89
3)    AISCo, a subsidiary of AFC, merged into its parent AFC 8-1-91
4)    AIMC, a subsidiary of AFSB, dissolved 9-4-91
5) AFC, a subsidiary of AMLIC, a 1994 DC Corporation merged into AFC, a MD Corporation organized in 1991
6)    CSC changed its name to the Advisors Group, Inc. 3-1-95
7)    The Advisors Group, Inc. Reorganized under AFC 3-31-95
8) Griffin Realty Corporation changed its name to Acacia Realty Corporation 5-24-95

 *    Investment Advisor to the following funds:
      1)   First Variable Rate Fund for Governtment Income
      2)   Calvert Tax-Free Reserves
      3)   Calvert Social Investment Fund
      4)   Calvert Cash Reserves (d/b/a Money Management Plus)
      5)   The Calvert Fund
      6)   Calvert Municipal Fund, Inc.
      7)   Calvert World Values Fund, Inc.
      8)   Acacia Capital Corporation
**    Investment Advisor to the following fund:
      1)   Calvert New World Fund
*** TAG controls the corporation through a Voting Trust Agreement with shareholders

ITEM 27.  NUMBER OF POLICY OWNERS

         (Not Applicable)


ITEM 28.  INDEMNIFICATION

Article VII of ANLIC's By-Laws provides, in part:

SECTION 2 INDEMNIFICATION. In the event any action, suit or proceeding is brought against a present or former Director, elected officer, appointed officer or other employee because of any action taken by such person as a Director, officer or employee of the Company, the Company shall reimburse or indemnify him for all loss reasonably incurred by him in connection with such action to the fullest extent permitted by Section 13.1-3.1 of the Code of Virginia, as is now or hereafter amended, except in relation to matters as to which such person shall have been finally adjudged to be liable by reason of having been guilty of gross negligence or willful misconduct in the performance of duties as such director, officer or employee. In case any such suit, action or proceeding shall result in a settlement prior to final judgment and if, in the judgment of the Board of Directors, such person in taking the action or failing to take the action complained of was not grossly negligent or guilty of wilful misconduct in the performance of his duty, the Company shall reimburse or indemnify him for the amount of such settlement and for all expenses reasonably incurred in connection with such action and its settlement. This right of indemnification shall not be exclusive of any other rights to which any such person may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ANLIC Officers and Directors are covered under a Fidelity Bond issued by Chubb Group of Insurance Companies with an aggregate limit of $8,000,000, a single loss limit of $4,000,000, and a deductible of $50,000.


ITEM 29.  PRINCIPAL UNDERWRITERS

(a) The Advisors Group, Inc. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, and is also the principle underwriter, depositor, sponsor, or investment adviser for the following investment companies:


                                INVESTMENT COMPANY                  PRODUCT
                                ------------------                  -------
                                Acacia National Life Insurance      Individual Flexible Premium Variable Life
                                Company                             Insurance

                                NAME AND PRINCIPAL                  POSITIONS AND OFFICES
                                BUSINESS ADDRESS*                   WITH UNDERWRITER
                                -----------------                   ----------------
                                Charles T. Nason                    Chairman of the Board
                                Robert W. Clyde                     Director
                                Robert-John H. Sands                Director
                                Paul L. Schneider                   Director
                                Jeffrey W. Helms                    President and Chief Executive Officer
                                Victor M. Frye                      Vice President, Counsel and Compliance Officer
                                Leona Glowicz                       Vice President, Tax and Treasurer
                                Robert Taylor                       Vice President, Marketing and Sales
                                James B. Brown                      Assistant Vice President and Director of Asset
                                                                    Management
                                Scott A. Grebenstein                Assistant Vice President and Director of Business
                                                                    Development
                                Richard L. Stein                    Assistant Vice President, Supervisor of Trading
                                M. Catherine Hill                   Secretary
                                W. Nicholas Goetz,                  Assistant Secretary

* The principal business address of each person listed is:
         The Advisors Group, Inc.
         51 Louisiana Avenue, N.W.
         Washington, DC  20001

(c) Commissions Received by Each Principal Underwriter from the Registrant during the Registrant's Last Fiscal Year


         NET UNDERWRITING                  COMPENSATION
         NAME OF PRINCIPAL                 DISCOUNTS AND           ON
         UNDERWRITER                       COMMISSIONS         REDEMPTION      COMMISSIONS     COMPENSATION
         The Advisors Group,                 (N/A)                (N/A)               (N/A)               (N/A)
                Inc.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by ANLIC at its Service Office, P.O. Box 79574, Baltimore, MD 21270-0574, and at its Principal Office, 51 Louisiana Avenue, N.W., Washington, D.C. 20001.


ITEM 31.  MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B.


ITEM 32.  UNDERTAKINGS

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to ANLIC at the address or phone number listed in the Prospectus.


                        STATEMENT PURSUANT TO RULE 6c-7

         ANLIC and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, ANLIC and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

                         SECTION 403(b) REPRESENTATIONS

         ANLIC represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.


                      SECTION 26(e)(2)(a)  REPRESENTATIONS

         Pursuant to Section 26 (e)(2)(A) of the Investment Company Act of 1940, as amended, ANLIC represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by ANLIC.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Acacia National Life Insurance Company Separate Account II certifies that it meets the requirements of Securities Act Rule 485
(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf in the City of Washington, and the District of Columbia, on the 24th day of April, 1997.


                              ACACIA NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT II



                              By:   /s/ Ellen Jane Abromson
                                 --------------------------
                              Ellen Jane Abromson
                              Second Vice President and Associate Counsel


                     By:      ACACIA NATIONAL LIFE INSURANCE COMPANY
                              (Depositor)



                              By:   /s/ Ellen Jane Abromson
                                 --------------------------
                              Ellen Jane Abromson
                              Second Vice President and Associate Counsel


Attest:   /s/ W. Nicholas Goetz
        ------------------------
         W. Nicholas Goetz
         Assistant Secretary

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in their capacities with the depositor and on the dates indicated.



   Signature                               Title                                        Date
   ---------                               -----                                        ----
   /s/ Charles T. Nason                    Chairman of the Board, President,            April 24, 1997
   --------------------                    Chief Executive Officer, and
   Charles T. Nason                        Director


   /s/ Robert W. Clyde                     Executive Vice President, Marketing          April 24, 1997
   -------------------                     and Sales, and Director
   Robert W. Clyde


   /s/ Paul L. Schneider                   Senior Vice President, Chief                 April 24, 1997
   ---------------------                   Financial Officer, Chief Investment
   Paul L. Schneider                       Officer, and Director


   /s/ Robert-John H. Sands                Senior Vice President, General               April 24, 1997
   ------------------------                Counsel, and Director
   Robert-John H. Sands


   /s/ Haluk Ariturk                       Senior Vice President, Operations,           April 24, 1997
   -----------------                       Chief Actuary, and Director
   Haluk Ariturk

                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
 (8)(b)  Amendment to Administration Agreement dated May 30, 1996

    (9)  Opinion and Consent of Ellen Jane Abromson

(10)(A)  Consent of Jorden Burt Berenson & Johnson LLP

    (B)  Consent of Coopers & Lybrand L.L.P.